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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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AECOM TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, SUITE 3700
LOS ANGELES, CALIFORNIA 90071

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 5, 2010

Dear AECOM Stockholder:

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the "2010 Annual Meeting") of AECOM Technology Corporation (the "Company") which will be held on Friday, March 5, 2010, at 9:00 a.m. local time at The Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071.

        Only stockholders of record at the close of business on January 4, 2010, can vote at the 2010 Annual Meeting or any adjournment or postponement thereof. At the 2010 Annual Meeting, you will be asked to:

  1.
  Elect four Class II Directors to the Company's Board of Directors to serve until the Company's 2013 annual meeting of stockholders and until the election and qualification of their respective successors.

  2.
  Ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending September 30, 2010.

        3.     Approve the Company's Executive Incentive Plan.

        4.     Approve the Company's Employee Stock Purchase Plan.

        We will also attend to any other business properly presented at the 2010 Annual Meeting and any adjournment or postponement thereof. The foregoing items of business are more fully described in the proxy statement that is attached to, and a part of, this notice.

        The Board of Directors recommends that you vote for all of the proposals.

By order of the Board of Directors,
Christina Ching Corporate Secretary

Los Angeles, California
January 22, 2010

YOUR VOTE IS IMPORTANT

        WHETHER OR NOT YOU PLAN TO ATTEND THE 2010 ANNUAL MEETING IN PERSON, WE REQUEST THAT YOU VOTE BY INTERNET, BY TELEPHONE, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND USING THE PROXY CARD OR VOTING INSTRUCTION CARD ENCLOSED THEREIN AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE 2010 ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY GIVING OUR CORPORATE SECRETARY WRITTEN NOTICE OF REVOCATION OR SUBMITTING A LATER DATED PROXY BY INTERNET, TELPEHONE OR MAIL, OR BY ATTENDING THE 2010 ANNUAL MEETING AND VOTING IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, SUITE 3700
LOS ANGELES, CALIFORNIA 90071

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
MARCH 5, 2010

INTRODUCTION

        This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of AECOM Technology Corporation, a Delaware corporation ("we," "our," the "Company" or "AECOM"), of proxies for use at our 2010 annual meeting of stockholders ("2010 Annual Meeting") to be held on March 5, 2010, at 9:00 a.m. local time, or at any adjournment or postponement thereof. At the 2010 Annual Meeting, you will be asked to consider and vote on the matters described in this proxy statement and in the accompanying notice. The 2010 Annual Meeting will be held at The Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071. Only stockholders of record at the close of business on January 4, 2010, which is the record date for the 2010 Annual Meeting, are permitted to vote at the 2010 Annual Meeting and any adjournment or postponement thereof.

        We are pleased to again take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders' receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. On January 22, 2010, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders of record as of January 4, 2010, and posted our proxy materials on the Web site referenced in the Notice (www.investorvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the Web site referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and Web site provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

        The Board of Directors is soliciting your vote to (i) elect four Class II Directors to the Company's Board of Directors to serve until the Company's 2013 annual meeting of stockholders and until the election and qualification of their respective successors; (ii) ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010; (iii) approve the Company's Executive Incentive Plan; and (iv) approve the Company's Employee Stock Purchase Plan.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to be Held on March 5, 2010

The Proxy Statement and Annual Report on Form 10-K are available at investors.aecom.com.

 INFORMATION REGARDING VOTING AT THE 2010 ANNUAL MEETING

Proxies

        You may vote your shares at the 2010 Annual Meeting or by proxy. There are three ways to vote by proxy: (1) by Internet at www.investorvote.com by following the instructions on the Notice or proxy card, (2) by telephone by calling 1-866-641-4276 and following the instructions on the Notice or proxy card, or (3) by requesting a printed copy of the proxy materials and signing, dating and mailing the enclosed proxy card to our Corporate Secretary at the address below. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet and telephone voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the 2010 Annual Meeting, you should contact your broker or agent to obtain a legal proxy and bring it to the 2010 Annual Meeting in order to vote.

        You may revoke your proxy at any time before it is exercised by (1) giving our Corporate Secretary written notice of revocation, (2) delivering to us a signed proxy card with a later date, (3) granting a subsequent proxy through the Internet or telephone, or (4) by attending the 2010 Annual Meeting and voting in person. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, CA 90071, Attention: Corporate Secretary.

        All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy. Other than with respect to certain trustees who hold our shares in trust, if you submit proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote in favor of each of the proposals. Our Board of Directors is unaware of any other matters that may be presented for action at our 2010 Annual Meeting. If other matters do properly come before our 2010 Annual Meeting, however, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

        If you are a beneficial owner and hold your shares in the name of a bank, broker or other holder of record and do not return the voting instruction card, the broker or other nominee will vote your shares on each matter at the 2010 Annual Meeting for which he or she has the requisite discretionary authority. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of independent registered public accounting firms. Because of recent changes to these rules, the uncontested election of directors at a stockholder meeting held on or after January 1, 2010 will no longer be considered a routine matter. Therefore, brokers will not have the discretion to vote on the election of directors at the 2010 Annual Meeting. In addition, brokers do not have the discretion to vote on the proposals regarding our Employee Stock Purchase Plan and Executive Incentive Plan.

Solicitation of Proxies

        We will pay the entire cost of soliciting proxies. In addition to soliciting proxies by mail, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of our common stock and to secure their voting instructions, if necessary. We will reimburse record holders for their reasonable expenses in performing these tasks. If necessary, we may use our regular employees, who will not be specially compensated, to solicit proxies from stockholders, whether personally or by telephone, letter or other means.

Record Date and Voting Rights

        Our Board of Directors has fixed January 4, 2010, as the record date for determining the stockholders who are entitled to notice of, and to vote at, our 2010 Annual Meeting. Only stockholders of record at the close of business on the record date will receive notice of, and be able to vote at, our 2010 Annual Meeting. As of the record date, there were 113,173,493 shares of our common stock outstanding held by 1,570 record holders, in addition to approximately 60,385 holders who do not hold shares in their own names. A majority of the stock issued and outstanding and entitled to vote must be present at our 2010 Annual Meeting, either in person or by proxy, in order for there to be a quorum at the meeting. Each share of our outstanding common stock entitles its holder to one vote. Shares of our common stock with respect to which the holders are present in person at our 2010 Annual Meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at our 2010 Annual Meeting for the purpose of determining whether or not a quorum exists. Broker non-votes will also be counted as present for the purpose of determining whether a quorum exists. "Broker non-votes" are shares of common stock held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner.

        For the proposal relating to director elections, the nominees for election as directors will be elected by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the 2010 Annual Meeting. Abstentions and broker non-votes will not be counted as participating in the voting, and will therefore have no effect for purposes of such proposal. The other proposals require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting in order for the proposals to be approved by our stockholders. Abstentions will be counted as present and will have the effect of a vote against the proposal, and broker non-votes will not be counted as participating in the voting, and will therefore have no effect on the outcome of the vote on the proposal. Votes will be tabulated by the inspector of election appointed for the 2010 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Our Board of Directors urges you to vote promptly by either electronically submitting a proxy or voting instruction card over the Internet or by telephone or by delivering to us or your broker a signed and dated proxy card.

Year-End Reporting Convention

        We report our results of operations based on 52- or 53-week periods ending on the Friday nearest September 30. For clarity of presentation, all periods are presented as if the fiscal year ended on September 30. Fiscal years 2009, 2008 and 2007 contained 52, 53 and 52 weeks and ended on October 2, October 3 and September 28, respectively.

 PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, with each class serving a three-year term on a staggered basis. The Board of Directors is currently composed of 11 members, of whom four are Class I Directors, four are Class II Directors and three are Class III Directors. At the 2010 Annual Meeting, four Class II Directors are to be elected to serve until the 2013 Annual Meeting of Stockholders, and until their successors are duly elected and qualified. If a quorum is present at our 2010 Annual Meeting, the four nominees receiving the greatest number of votes will be elected.

        Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. Each of the nominees has consented to serve as a director, if elected, and management has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. The Company anticipates that, in accordance with the director retirement policy (discussed below in "Corporate Governance—Director Retirement Policy"), Norman Y. Mineta, if re-elected, will retire as a director at the 2011 Annual Meeting of Stockholders (the "2011 Annual Meeting"). In the event that any nominee is unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as our Board of Directors may propose. The following table lists our director nominees, as well as each of our seven continuing directors, and provides their respective ages and titles as of January 22, 2010.

Name	Age	Title	Director Since
Nominees for Class II Directors Whose Terms Expire 2013
John M. Dionisio	61	Director, President and Chief Executive Officer	2005
Robert J. Lowe(1)(2)	70	Director	1993
Norman Y. Mineta(3)(4)(5)	78	Director	2007
William P. Rutledge(3)(6)	68	Director	1998
Class I Directors Whose Terms Expire 2012
Richard G. Newman	75	Director, Chairman	1990
James H. Fordyce(1)(3)	50	Director	2006
Linda Griego(1)(4)(5)	62	Director	2005
William G. Ouchi(1)(4)(5)	66	Director	2003
Class III Directors Whose Terms Expire 2011
Francis S. Y. Bong(3)	67	Director	2000
H. Frederick Christie(4)(7)(8)	76	Director	1990
S. Malcolm Gillis(3)(9)	69	Director	1998

(1)
Member of the Compensation and Organization Committee of the Board of Directors.

(2)
Chairperson of the Planning, Finance and Investment Committee of the Board of Directors.

(3)
Member of the Planning, Finance and Investment Committee of the Board of Directors.

(4)
Member of the Audit Committee of the Board of Directors.

(5)
Member of the Nominating and Governance Committee of the Board of Directors.

(6)
Chairperson of the Audit Committee of the Board of Directors.

(7)
Chairperson of the Compensation and Organization Committee of the Board of Directors.

(8)
Lead Independent Director.

(9)
Chairperson of the Nominating and Governance Committee of the Board of Directors.

        The principal occupation for at least the last five years of each director, as well as other information, is as follows:

        John M. Dionisio was appointed our President and Chief Executive Officer in October 2005, and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our legacy subsidiary DMJM+Harris operation. Mr. Dionisio joined Frederic R. Harris, Inc., predecessor company to DMJM+Harris, in 1971, where he served in many capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of all U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993. Mr. Dionisio is also a director of Corinthian Colleges, Inc.

        Robert J. Lowe was named to our Board of Directors in February 1993. Mr. Lowe is Chairman and Chief Executive Officer of Lowe Enterprises, Inc., a real estate company active in property investment, management and development, and its affiliated companies. He was the principal founding shareholder in 1972 of the corporation that became Lowe Enterprises, Inc. Mr. Lowe also serves on the Board of Claremont McKenna College and on the boards of various charitable organizations and government commissions and committees.

        Norman Y. Mineta was named to our Board of Directors in May 2007. Mr. Mineta is Vice Chairman of Hill & Knowlton, Inc., a communications consultancy, and has served in that role since July 2006. From 2001 to 2006, Mr. Mineta served as the United States Secretary of Transportation and, among other things, guided the creation of the U.S. Transportation Security Administration. Mr. Mineta served as the United States Secretary of Commerce from 2000 to 2001. Prior to that, Mr. Mineta represented San Jose, California, for almost 30 years, as a City Council member and as Mayor, and from 1975 to 1995 as a member of Congress. Mr. Mineta is a member of the Board of Directors of Horizon Lines and SJW Corp.

        William P. Rutledge was named to our Board of Directors in November 1998. Mr. Rutledge was President and Chief Executive Officer of Allegheny Teledyne, Inc., from August 1996 until his retirement in 1997. Mr. Rutledge serves as Chief Executive Officer of Aquanano, LLC, a company specializing in the commercialization of water filtration technology. Mr. Rutledge also serves on the Board of Directors of FirstFed Financial Corp., Communications & Power Industries, Sempra Energy Corporation and the board of trustees of Lafayette College, John Wayne Cancer Institute and the World Affairs Council of Los Angeles.

        Richard G. Newman has been a member of our Board of Directors since May 1990 and currently is our Chairman. Mr. Newman was our President until 1991, and then Chairman, President and Chief Executive Officer from 1991 to 2000 and Chairman and Chief Executive Officer from 2000 to 2005. He served as a director of our predecessor, Ashland Technology Corporation, from February 1989 until it became AECOM in April 1990. Mr. Newman was also President of Ashland Technology from December 1988 until May 1990. Previously, he was President and Chief Operating Officer of Daniel, Mann, Johnson & Mendenhall ("DMJM") from October 1985 to December 1988 and a Corporate Vice President or Vice President of DMJM from 1977 to 1985. Mr. Newman is also a director of Southwest Water Company, Sempra Energy Company and mutual fund clusters affiliated with Capital Research and Management Company. On October 26, 2009, Mr. Newman announced that he will transition from serving as an executive officer of the Company to a consulting role, effective March 31, 2010. He will remain on our Board of Directors and continue to serve as our Chairman.

        James H. Fordyce was named to our Board of Directors in February 2006. Mr. Fordyce is a Managing Director of J.H. Whitney Capital Partners, LLC, a private investment firm. He has been with J.H. Whitney since July 1996. Mr. Fordyce also serves on the boards of several private companies and previously served on the investment committee of MPlus Capital Partners.

        Linda Griego was named to our Board of Directors in May 2005. Ms. Griego has served as President and Chief Executive Officer of Griego Enterprises, Inc., a business management company, since 1985 and is also Managing General Partner of Engine Co. No. 28, a restaurant that she founded in 1988. She is currently a director of CBS Corporation and Southwest Water Company. Ms. Griego has also served as a Los Angeles branch director of the Federal Reserve Bank of San Francisco and is a former director of City National Bank and Granite Construction, Inc.

        William G. Ouchi joined our Board of Directors in May 2003. Dr. Ouchi is the Sanford and Betty Sigoloff Distinguished Professor in Corporate Renewal at the Anderson School of Management at the University of California, Los Angeles. He has been on the faculty of UCLA since 1979. Dr. Ouchi is a director of Sempra Energy Company, FirstFed Financial Corp. and the Conrad N. Hilton Foundation. Dr. Ouchi has also been Vice Dean for Executive Education at UCLA and Chief of Staff for the Mayor of Los Angeles. Dr. Ouchi also serves on the boards of various charitable organizations.

        Francis S. Y. Bong was named to our Board of Directors in May 2000 after our merger with our legacy Maunsell operation. He served as Chairman for our operations in Asia from 2000 to 2009. Prior to our merger with Maunsell, Mr. Bong was Chairman and Chief Executive of Maunsell Consultants Asia Holding Ltd. from 1997 to 2000 and served as Managing Director of the same firm from 1987 to 1996. Mr. Bong started with Maunsell in 1975. Mr. Bong also serves on the Board of Directors of Cosmopolitan International Holdings Ltd. as a non-executive director.

        H. Frederick Christie was named to our Board of Directors in August 1990. From 1987 until his retirement in 1989, Mr. Christie served as President and Chief Executive Officer of The Mission Group, where he was responsible for all of the non-utility subsidiaries of SCE Corp., the parent company of Southern California Edison Company. Mr. Christie served as President and as a director of Southern California Edison Company from November 1984 until September 1987 after having previously served as Executive Vice President and Chief Financial Officer. He is also a member of the Board of Directors of DineEquity, Southwest Water Company, Ducommun Incorporated, and mutual funds affiliated with Capital Research and Management Company. Mr. Christie also serves on the Board of Directors of the Natural History Museum of Los Angeles County and Chadwick School.

        S. Malcolm Gillis was named to our Board of Directors in January 1998. From July 2004 to present, Dr. Gillis has been a University Professor at Rice University. Dr. Gillis served as President of Rice University from July 1993 to June 2004. Before assuming the presidency of Rice, Dr. Gillis was a professor at Duke University from 1984 to 1993, where he served as Dean of the Faculty of Arts and Sciences from 1991 to 1993. He was at Harvard University from 1969 to 1984, where he did extensive teaching and consulting in the area of international economics, with particular emphasis on Latin America and Asia, working with heads of state on economic policy issues. Dr. Gillis was a director of the Federal Reserve Bank of Dallas from 1998 to 2004. Dr. Gillis is a member of the Board of Directors of Halliburton Company and Service Corporation International. Dr. Gillis also serves on the boards of various educational and charitable organizations and government commissions and committees.

Other Information

        Messrs. Rutledge and Ouchi, from October 1995 and January 1997 until 2009, respectively, served as directors of FirstFed Financial Corp., the holding company for First Federal Bank of California, FSB ("First Federal"). On January 26, 2009, the board of directors of First Federal consented to an Office of Thrift Supervision ("OTS") Order to Cease and Desist in connection with the closing of First Federal by the OTS. In particular, the board of directors of First Federal consented to a cease and desist order against any unsafe and unsound practices resulting in inadequate asset quality, capital levels, earnings and liquidity planning.

        The Company believes that the order does not impact the ability or integrity of Messrs. Ouchi and Rutledge to serve as directors of the Company.

Vote Required and Recommendation of the Board of Directors

        The vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to elect the nominees to the Board of Directors. This means that the four individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes are not counted for purposes of election of directors.

The Board of Directors recommends that you vote for each nominee named in Proposal 1.

 PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has retained Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2010. A representative of Ernst & Young LLP is expected to be present at the 2010 Annual Meeting and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

Reasons for the Proposal

        Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee of our Board of Directors is seeking ratification of its selection of Ernst & Young LLP, from our stockholders as a matter of good corporate practice. If stockholders do not ratify this selection, the Audit Committee of our Board of Directors will reconsider its selection of Ernst & Young LLP, and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending September 30, 2010. Abstentions will be counted as a vote against the proposal.

The Board of Directors recommends that you vote in favor of Proposal 2.

 PROPOSAL 3
APPROVAL OF EXECUTIVE INCENTIVE PLAN

Overview

        The Board of Directors unanimously adopted and approved the AECOM Technology Corporation Executive Incentive Plan (the "EIP") on December 3, 2009, and is submitting the EIP to stockholders for their adoption and approval at the 2010 Annual Meeting.

Why You Should Vote for the EIP

        The Board of Directors believes it is in the Company's best interests to provide for a plan under which incentive awards paid to our executives can qualify as "qualified performance-based compensation" for deductibility under Section 162(m) of the Internal Revenue Code, as amended ("Section 162(m)") in order to maximize the Company's income tax deductions. Accordingly, the EIP is being submitted to our stockholders for approval so that payments under the EIP can qualify as qualified performance-based compensation, and no incentives will be paid under the EIP unless such stockholder approval has been obtained.

        The purpose of the EIP is to attract and retain key talent and provide incentives that promote the Company's short and long-term financial growth and stability to continuously enhance stockholder value. The EIP is designed to ensure that certain incentives paid under the EIP and/or under the AECOM Technology Corporation 2006 Stock Incentive Plan to executive officers of the Company qualify as performance-based compensation and are deductible without limit under Section 162(m). In general, Section 162(m) imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its chief executive officer and three other most highly compensated executive officers, other than the chief financial officer. An exception to this $1 million limitation is provided for qualified performance-based compensation that satisfies certain conditions set forth in Section 162(m) and the regulations promulgated thereunder. One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the performance goal under which compensation may be paid be disclosed to and approved by the Company's stockholders. For purposes of Section 162(m), the material terms include (1) the employees eligible to receive compensation, (2) a description of the business criteria on which the performance goal is based and (3) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the EIP, each of these aspects is discussed below, and stockholder approval of the EIP will be deemed to constitute approval of each of these aspects of the EIP for purposes of the approval requirements of Section 162(m).

        The following is a summary of the principal features of the EIP. The following summary does not purport to be a complete description of all provisions of the EIP and is qualified in its entirety by the complete text of the EIP, which is attached to this proxy statement as Annex B. Stockholders are urged to read the EIP in its entirety.

Plan Summary

        Eligibility.    Each executive officer (as such term is defined under Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended) of the Company along with such other key employees as designated by the Compensation & Organization Committee of the Board of Directors (the "Committee") will be eligible to receive an incentive under the EIP. As of January 4, 2010, eight employees were eligible to participate in the EIP.

        Administration, Amendment and Termination.    The EIP will be administered by the Committee, so long as the Committee consists solely of two or more directors who are considered "outside directors" for purposes of Section 162(m). The Committee will have the sole discretion and authority to administer and interpret the EIP, and all decisions, determinations and interpretations by the Committee regarding the

EIP will be final and binding on all participants. A participant claiming benefits under the EIP may contest a decision or action by the Committee only on the grounds that such decision or action was arbitrary or capricious or was unlawful.

        The EIP may be amended or terminated at any time with respect to future services of participants by the Board of Directors or the Committee, and will require stockholder approval only to the extent required to satisfy the conditions for exemption under Section 162(m) or otherwise.

        Incentive Formula.    In any fiscal year, incentives will only be paid to participants under the EIP if there is positive net income over such fiscal year. Each fiscal year the Company's chief executive officer will be eligible to receive an incentive payment under the EIP of up to 3% of the Company's net income, and each other participant will be eligible to receive an incentive payment under the EIP of up to 1.5% of the Company's net income for such fiscal year. For purposes of the EIP, "net income" means the Company's net income as set forth in its audited financial statements, as adjusted to: (1) exclude the dilutive effects of acquisitions or joint ventures; (2) assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a fiscal year following such divestiture; (3) exclude restructuring and/or other nonrecurring charges; (4) exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (5) exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (6) exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        Certification.    As soon as reasonably practicable following the conclusion of each fiscal year and prior to the payment of any incentive under the EIP, the Committee will certify, in writing, the calculation of the Company's net income for the fiscal year and (1) the potential maximum incentive that each participant is eligible for and (2) the actual incentive, if different, that the Committee has determined will be paid to the participant, as and to the extent required by Section 162(m). No incentive payment will be made under the EIP unless and until the Committee makes a certification in writing as required to satisfy the conditions for qualifying performance-based compensation under Section 162(m).

        Committee Discretion to Reduce Incentive Payment.    The Committee retains sole and absolute discretion to reduce the amount of or eliminate any incentive otherwise payable to a participant under the EIP. In determining the amount of any reduced incentive, the Committee has the right to apply such factors as it deems relevant, including but not limited to, the achievement of other financial, strategic or individual goals, which may be objective or subjective, to determine a revised incentive amount. The reduction of the amount of any incentive payable to a participant with respect to a fiscal year shall not permit an increase in the amount of the incentive payable to any other participant for such fiscal year.

        Termination of Employment.    No incentive will be earned for a given fiscal year unless the participant is an employee of the Company or its subsidiaries at the time such incentive is paid or as otherwise determined by the Committee. The Committee may make exceptions to this requirement on a case-by-case basis.

        Payment of Incentives.    An incentive awarded under the EIP for a fiscal year may be paid in cash and/or in the form of equity incentive awards under the 2006 Stock Incentive Plan (or any other equity compensation plan maintained by the Company from time to time) at such times and on such terms and conditions as the Committee may determine subsequent to the Committee's certification for the fiscal year.

        Effective Date.    The EIP is effective as of December 3, 2009, subject to approval by the stockholders of the Company at the 2010 Annual Meeting in accordance with Section 162(m).

        New Plan Benefits.    Incentive awards under the EIP to our employees will be made at the discretion of the Committee. At this time, therefore, the benefits that may be received by our employees if stockholders approve the EIP cannot be determined.

        Federal Tax Aspects.    The Company intends awards under the EIP to qualify as performance-based compensation under the requirements of Section 162(m).

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to approve the EIP. Abstentions will be counted as a vote against the proposal, and broker non-votes will not affect the outcome of the vote on the proposal.

The Board of Directors recommends that you vote in favor of Proposal 3.

 PROPOSAL 4
APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Overview

        The Board of Directors unanimously adopted and approved the AECOM Technology Corporation Employee Stock Purchase Plan (the "ESPP") on December 3, 2009, and is submitting the ESPP to stockholders for their adoption and approval at the 2010 Annual Meeting.

Why You Should Vote for the ESPP

        The Board of Directors believes that the Company's interests are best advanced by aligning stockholder and employee interests. The ESPP is intended to provide the Company's eligible employees with an opportunity to participate in the Company's success by permitting them to acquire an ownership interest in the Company through periodic payroll deductions that will be applied towards the purchase of shares of our common stock at a discount from the market price.

        The following is a summary of the principal features of the ESPP. The following summary does not purport to be a complete description of all provisions of the ESPP and is qualified in its entirety by the complete text of the ESPP, which is attached to this proxy statement as Annex A. Stockholders are urged to read the ESPP in its entirety. Any capitalized terms which are used in this summary description but not defined here or elsewhere in this proxy statement have the meanings assigned to them in the ESPP.

Plan Summary

        Purpose.    The purpose of the ESPP is to encourage ownership of our common stock by all eligible employees and to align such persons' interests with the success of the Company. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code, as amended.

        Eligibility.    Most full time and part-time employees of the Company and its participating subsidiaries who are eighteen (18) years of age or older and whose customary employment is at least twenty (20) hours a week are eligible to participate in the ESPP. As of January 4, 2010, approximately 32,000 employees would have been eligible to participate in the ESPP.

        Administration, Amendment and Termination.    The Compensation & Organization Committee of the Board of Directors (the "Committee") administers the ESPP. Subject to the terms of the ESPP, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the ESPP. The Committee may establish, amend and revoke rules and regulations for its administration of the ESPP that it considers appropriate to promote the Company's best interests, including establishing terms under which common stock may be purchased, and to ensure that the ESPP remains qualified under Section 423 of the Internal Revenue Code, as amended. The Committee may also adopt rules or procedures relating to the operation of the ESPP to accommodate the specific requirements of local laws and procedures, and sub-plans applicable to particular subsidiaries or locations. The Committee may delegate administrative matters relating to the ESPP to the Company's officers or employees.

        The Board of Directors may amend or terminate the ESPP at any time and for any reason, provided no such action may adversely affect the participants' rights and obligations with respect to purchase rights which are at the time outstanding under the ESPP, except with the participants' consent or as necessary to comply with any laws or regulations, including Section 423 of the Internal Revenue Code, as amended. In addition, as required by Section 423 of the Internal Revenue Code, as amended, and the New York Stock Exchange (the "NYSE") listing requirements, certain material amendments must be approved by the Company's stockholders.

        Number of Shares of Common Stock Available under the ESPP.    A maximum of 8,000,000 shares will be available for issuance pursuant to the ESPP. Shares issued under the ESPP may be unissued shares, treasury shares or shares bought in the market. In the event there is any change in the shares of the Company through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the Committee will make appropriate adjustments in the number of shares available for purchase under the ESPP, and the purchase price and the number of shares subject to any purchase rights which have not yet been exercised, and will take any further action that it determines in its discretion may be necessary or appropriate.

        Enrollment and Contributions.    Eligible employees voluntarily elect whether or not to enroll in the ESPP. Unless and until the Committee determines otherwise, there will be two offering periods each calendar year, one commencing on the first trading day of July and ending on the last trading day of the following December, and the other commencing on the first trading day of January and ending on the last trading day of the following June. An employee may cancel his or her enrollment at any time, subject to the plan rules.

        Employees contribute to the ESPP through payroll deductions or, if payroll withholding is not permitted under local laws, through such other means as specified by the Committee. Participating employees may contribute not less than 1% and up to 10% (20% for calendar year 2010) of their eligible compensation through after-tax payroll deductions. The Committee may establish different minimum and maximum permitted contribution percentages, or change the length of the offering periods or the number of shares purchasable in an offering period. After an offering period has begun, an employee may decrease, but not increase, his or her contribution percentage, subject to ESPP rules.

        Purchase of Shares.    On the last business day of each offering period, each participating employee's payroll deductions are used to purchase shares for the employee. Unless and until the Committee determines otherwise, the purchase price for the shares so purchased will be 88% of the fair market value of the Company's common stock on the last day of the offering period. In no event will the purchase price be less than 85% of the lower of (1) the fair market value of the Company's common stock on the first day of the offering period, or (2) the fair market value of the Company's common stock on the last day of the offering period. Fair market value under the ESPP means the closing price of our common stock on the NYSE for the day in question. As of January 4, 2010, the fair market value of our common stock was $28.15 per share. During any single year, no employee may purchase more than $25,000 of shares under the ESPP (based on market value on the applicable enrollment date(s)). Unless and until the Committee determines otherwise, a participant may not purchase more than 4,000 shares during any single offering period.

        Termination of Participation.    Participation in the ESPP terminates when a participating employee's employment with the Company ceases for any reason, the employee withdraws from the ESPP, or the ESPP is terminated or amended such that the employee no longer is eligible to participate.

        New Plan Benefits.    The actual number of shares that may be purchased by any individual under the ESPP is not determinable in advance because the number is determined, in part, on the participant elections, contributed amount and the purchase price.

        U.S. Federal Taxes.    The following is a summary of the general U.S. federal income tax consequences to U.S. citizens and the Company of the purchase of shares under the ESPP. Tax consequences for any particular individual may be different.

        The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Internal Revenue Code, as amended. Under these provisions, no income generally will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years after the first day of the applicable offering period in which such shares were acquired and more than one year after the applicable date of purchase, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (2) an amount equal to 12% (or such other discount established by the Committee for the applicable offering period) of the fair market value of the shares as of the first day of the applicable offering period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a "disqualifying disposition"), the participant will recognize ordinary income equal to the excess of (1) the fair market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss, which will be long-term if the shares are held for more than one year. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to approve the ESPP. Abstentions will be counted as a vote against the proposal, and broker non-votes will not affect the outcome of the vote on the proposal.

The Board of Directors recommends that you vote in favor of Proposal 4.

 CORPORATE GOVERNANCE

Board Meetings

        During our fiscal year ended September 30, 2009, our Board of Directors met eight times, the Audit Committee met six times, the Compensation and Organization Committee met five times, the Nominating and Governance Committee met three times, and the Planning, Finance and Investment Committee met four times. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors and (2) the total number of meetings held by all committees of the board on which he or she served during fiscal 2009.

Director Independence

        Eight of the 11 members of our Board of Directors are independent directors as defined in accordance with the listing standards of the New York Stock Exchange. To be considered "independent," a director must be determined by the Board of Directors, after recommendation by the Nominating and Governance Committee, to have no material relationship with the Company, other than as a director. In making its determination concerning the absence of a material relationship, the Board of Directors adheres to all of the specific tests for independence included in the New York Stock Exchange listing standards.

        Our Board of Directors has determined that the following members are independent as determined in reference to the standards of the New York Stock Exchange: Messrs. Christie, Fordyce, Gillis, Lowe, Mineta, Ouchi, Rutledge and Ms. Griego. During its review, the Board of Directors considered transactions and relationships, if any, between each director or any member of his or her immediate family and AECOM Technology Corporation and its subsidiaries and affiliates.

Committees of the Board of Directors

        The Board of Directors of the Company has four standing committees: an Audit Committee, a Compensation and Organization Committee, a Nominating and Governance Committee and a Planning, Finance and Investments Committee. In accordance with New York Stock Exchange regulations, each member of the Audit Committee, the Compensation and Organization Committee and the Nominating and Governance Committee of the Board of Directors has been determined by our Board of Directors to be "independent." The committees operate under written charters that are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com.

        Audit Committee.    The Audit Committee of our Board of Directors consists of William P. Rutledge (Chairperson), H. Frederick Christie, Linda Griego, Norman Y. Mineta and William G. Ouchi. The Audit Committee, which is composed solely of independent directors as defined under Rule 10A-3(b)(1) of the rules of the Securities and Exchange Commission and the regulations of the New York Stock Exchange, makes recommendations to our Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit of our financial statements and other services provided by our independent auditors, reviews and approves audit fees and all non-audit services and reviews and evaluates our audit and control functions. Our Audit Committee held six meetings during fiscal year 2009. Our Board of Directors has determined that Mr. Rutledge, Chairperson of the Audit Committee, qualifies as an "audit committee financial expert" as defined by the rules under the Securities Exchange Act of 1934. The "Report of the Audit Committee" is included in this proxy statement below.

        Compensation and Organization Committee.    The Compensation and Organization Committee of our Board of Directors consists of H. Frederick Christie (Chairperson), James H. Fordyce, Linda Griego, Robert J. Lowe and William G. Ouchi. The Compensation and Organization Committee, composed solely of independent directors, as defined under the regulations of the New York Stock Exchange, oversees our compensation plans and organizational matters. Such oversight includes decisions regarding executive management salaries, incentive compensation and long-term compensation plans as well as Company-wide equity plans for our employees. This committee also reviews the Board of Director's various compensation plans for service on the Board of Directors and its committees, utilizing independent consultants, and oversees benefit plan design and implementation. For further information regarding the Compensation and Organization Committee's processes and procedures for determining executive and director compensation see "Compensation of Executive Officers and Other Information—Compensation Discussion and Analysis." Our Compensation and Organization Committee held five meetings during fiscal year 2009. The "Report of the Compensation and Organization Committee of the Board of Directors" is included in this proxy statement below.

        Nominating and Governance Committee.    The Nominating and Governance Committee of our Board of Directors consists of S. Malcolm Gillis (Chairperson), Linda Griego, Norman Y. Mineta and William G. Ouchi. The Nominating and Governance Committee is composed solely of independent directors, as defined under the regulations of the New York Stock Exchange, and is responsible for recruiting and retaining qualified persons to serve on our Board of Directors, including recommending such individuals to the Board of Directors for nomination for election as directors; for evaluating director independence; and for oversight of our ethics and compliance activities. The Nominating and Governance Committee also considers written suggestions from stockholders, including potential nominees for election, and oversees the corporation's governance programs. This committee also conducts performance evaluations for the class of directors being elected at each annual meeting of stockholders. Our Nominating and Governance Committee held three meetings during fiscal year 2009.

        Planning, Finance and Investment Committee.    The Planning, Finance and Investment Committee of our Board of Directors consists of Robert J. Lowe (Chairperson), Francis S.Y. Bong, James H. Fordyce, S. Malcolm Gillis, Norman Y. Mineta, and William P. Rutledge. The Planning, Finance and Investment Committee reviews our corporate finance programs, proposed investments and acquisitions, our strategic plans and other strategic initiatives. Our Planning, Finance and Investment Committee held four meetings during fiscal year 2009.

Corporate Governance Guidelines

        Our Board of Directors has adopted corporate governance guidelines that set forth several important principles regarding our Board of Directors and its committees, including Board of Director membership criteria as well as other matters. Our corporate governance guidelines are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com.

Executive Sessions

        Executive sessions of non-management directors are included on the agenda for every regularly scheduled Board of Directors and committee meeting and during fiscal year 2009, executive sessions were held at each regularly scheduled Board of Directors meeting. The executive sessions are chaired by the lead independent director, who is selected annually by the independent directors serving on the Company's Board of Directors. H. Frederick Christie served as the lead independent director for fiscal year 2009 and is serving in that role for fiscal year 2010.

Codes of Conduct and Ethics

        We have adopted a code of conduct that describes the professional, legal, ethical, financial and social responsibilities of all of our employees. We require all of our employees to read and acknowledge the code of conduct and participate in annual compliance training. Our employees are also encouraged to report suspected violations of the code of conduct through various means, including a toll-free hotline, and they may do so anonymously. We also obtain year-end certifications from management personnel confirming compliance with the code of conduct. If we make substantive amendments to the code of conduct or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer, or persons performing similar functions or any director, we will disclose the nature of such amendment or waiver in a press release, on our Web site and/or in a report on Form 8-K in accordance with applicable rules and regulations. In addition, we have adopted a separate code of ethics for senior financial officers that imposes specific standards of conduct on employees with financial reporting responsibilities. We also have adopted a global ethical business conduct policy that provides specific guidance to ensure that lawful and ethical business practices are followed while conducting international business activities. Our code of conduct, code of ethics for senior financial officers and ethical business conduct policy are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com and in print to any stockholder that requests it. Any such request should be addressed to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary.

Communications with the Board of Directors

        Our stockholders or other interested parties may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board of Directors, a committee or a director to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary. All communications will be compiled by our Corporate Secretary and forwarded to the Board of Directors, the committee or the director, as appropriate.

Director Nominations

        The Nominating and Governance Committee of our Board of Directors is charged with identifying, investigating and recommending to the Board of Directors qualified individuals to become directors and assessing at least annually the size and composition of the Board of Directors and recommending any changes to the Board of Directors.

        It is our belief that members of the Board of Directors should have the highest professional and personal ethics and values. The Board's Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of members of the Board of Directors in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. We believe that, as a whole, the Board of Directors should include individuals that are committed to enhancing stockholder value with sufficient time to effectively carry out their duties. While all directors should possess business acumen, the Board of Directors endeavors to include an array of targeted skills and experience in its overall composition. Criteria that the Nominating and Governance Committee looks for in director candidates include business experience and skills, judgment, independence, integrity, an understanding of such areas as finance, marketing, regulation, end markets, and public policy and the absence of potential conflicts with the Company's interests.

        Our Nominating and Governance Committee will consider stockholder nominations for directors. The Nominating and Corporate Governance Committee evaluates any such nominees that are properly submitted using the same criteria it otherwise employs, as described above. Any recommendation submitted by a stockholder must include the same information concerning the potential candidate and the stockholder and must be received in the time frame required by our Bylaws as is required when a stockholder wishes to nominate a candidate directly. To be timely, the notice must be received not less than 90 nor more than 120 days prior to the date of the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 30 days after such anniversary date, notice by the stockholder to be timely must be received no more than 120 days prior to the date of the annual meeting and not less than the later of the close of business (a) 90 days prior to the date of the annual meeting and (b) the tenth day following the day on which the notice of stockholder meeting was mailed or public disclosure of such meeting was made. To be in proper form, the notice must, as to each person whom the stockholder proposes to nominate for election or re-election as a director, set forth all information concerning such person as would be required in a proxy statement soliciting proxies for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (including such person's signed written consent to being named in the proxy statement as a nominee and to serve as a director of the Company, if elected) and a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years between or among such stockholder and beneficial owner, if any, on whose behalf the nomination is being made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand. In addition, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made, the notice must also state the name and address, as they appear on the Company's books, of such stockholder and such beneficial owner, the class and number of shares of the Company which are owned by such stockholder and such beneficial owner, a description of any agreement, arrangement or understanding with respect to the nomination between such stockholder or beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner) of the Exchange Act, and a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder or beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Company's capital stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Company. Stockholders who wish to nominate candidates for director must do so pursuant to these procedures.

Director Attendance at Annual Meetings

        AECOM's policy is for directors to attend our annual meetings, unless there are extenuating circumstances. Ten of the 11 members of our Board of Directors attended the 2009 annual meeting of stockholders.

Director Compensation

        Information regarding the compensation of our directors is discussed below in "Compensation of Executive Officers and Other Information—Directors Compensation for Fiscal Year 2009."

Director Retirement Policy

        Our Board of Directors has adopted a director retirement policy which provides that, unless otherwise recommended by the Nominating and Governance Committee and approved by the Board of Directors, directors are expected to retire from the Board of Directors at the end of the term of service during which they turn 72 years of age. Directors who are over 72 years of age and serving on the Board of Directors upon the effective date of the Director Retirement Policy, August 27, 2009, are expected to retire at the later of the end of their current term of service or the 2011 Annual Meeting. Due to this policy, we would expect Norman Y. Mineta, if re-elected at the 2010 Annual Meeting, to retire as a director at the 2011 Annual Meeting.

Related Party Transaction Policy

        We have adopted a related party transaction policy, which covers transaction involving in excess of $120,000 between us and our directors, executive officers, 5% or greater stockholders and parties related to the foregoing, such as immediate family members and entities they control. The policy requires that any such transaction be considered and approved by our Audit Committee prior to entry into such transaction. In reviewing such transactions, the policy requires the Audit Committee to consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to the benefits to the Company, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or to employees generally.

        Under the policy, if we should discover related party transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Certain Relationships and Related Transactions

        Mr. Ronald Yamiolkoski is employed by our subsidiary AECOM USA, Inc. as an Associate Vice President, and he is the brother-in-law of Mr. Richard Newman, our Chairman. Mr. Yamiolkoski has no reporting responsibility to Mr. Newman and, in our fiscal year ended September 30, 2009, Mr. Yamiolkoski received compensation from AECOM USA, Inc. of approximately $161,000. The employment of Mr. Yamiolkoski was entered into more than 25 years ago, prior to the adoption of our related party transaction policy and has since been ratified by the Audit Committee.

Stock Ownership Guidelines

        At its December 2008 meeting, the Compensation and Organization Committee adopted executive and director stock ownership guidelines intended to further align our stockholders' interests with those of our executives and directors. Under the policy, our directors must maintain at all times while serving as a director ownership of AECOM stock at the lesser of a multiple of four times the annual retainer or 5,000 shares. Shares owned directly or indirectly, deferred stock units and 60% of the value of vested but unexercised stock options are counted toward the guidelines. Directors have five years after becoming a director to comply with the guidelines. All of our directors exceed the new stock ownership guidelines and most of the directors significantly exceed the guidelines. Please see the Compensation Discussion and Analysis section for a discussion of the executive stock ownership guidelines.

 EXECUTIVE OFFICERS

        AECOM Technology Corporation's executive officers are as follows:

Name	Age*	Position(s) Held
John M. Dionisio	61	Director, President and Chief Executive Officer
Richard G. Newman	75	Director, Chairman
Michael S. Burke	46	Executive Vice President, Chief Financial Officer
Jane A. Chmielinski	56	Executive Vice President, Chief Corporate Officer
James M. Jaska	58	Executive Vice President, Government
Alan P. Krusi	54	Executive Vice President, Corporate Development
Nigel C. Robinson	56	Executive Vice President, Geographies
Fredrick W. Werner	56	Executive Vice President, Business Lines

*
As of January 22, 2010

        The following is information regarding those persons currently serving as executive officers of AECOM Technology Corporation:

        John M. Dionisio was appointed our President and Chief Executive Officer in October 2005 and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our legacy subsidiary DMJM+Harris operation. Mr. Dionisio joined Frederic R. Harris, Inc., predecessor company to DMJM+Harris, in 1971, where he served in many capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of all U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993. Mr. Dionisio is also a director of Corinthian Colleges, Inc.

        Richard G. Newman has been a member of our Board of Directors since May 1990 and currently is our Chairman. Mr. Newman was our President until 1991, and then Chairman, President and Chief Executive Officer from 1991 to 2000 and Chairman and Chief Executive Officer from 2000 to 2005. He served as a director of our predecessor, Ashland Technology Corporation, from February 1989 until it became AECOM in April 1990. Mr. Newman was also President of Ashland Technology from December 1988 until May 1990. Previously, he was President and Chief Operating Officer of Daniel, Mann, Johnson & Mendenhall ("DMJM") from October 1985 to December 1988 and a Corporate Vice President or Vice President of DMJM from 1977 to 1985. Mr. Newman is also a director of Southwest Water Company, Sempra Energy Company and mutual fund clusters affiliated with Capital Research and Management Company. On October 26, 2009, Mr. Newman announced that he will transition from serving as an executive officer of the Company to a consulting role, effective March 31, 2010. He will remain on our Board of Directors and continue to serve as our Chairman.

        Michael S. Burke was appointed Executive Vice President in May 2006 and was appointed Chief Financial Officer in December 2006. He also served as Chief Corporate Officer from May 2006 to January 2009. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy, in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm KPMG LLP. He served in various senior leadership positions, most recently as a Western Area Managing Partner from 2002 to 2005 and was a member of KPMG's Board of Directors from 2000 through 2005. While on the KPMG Board of Directors, Mr. Burke served as the Chairman of the Board Process and Governance Committee and a member of the

Audit and Finance Committee. Mr. Burke also serves on the Board of Directors of Rentech, Inc., and is the Chairman of its Audit Committee. Mr. Burke also serves on various charitable and community boards.

        Jane A. Chmielinski was appointed Executive Vice President, Chief Corporate Officer in January 2009. Ms. Chmielinski previously served as Group Chief Executive for Corporate Development from January 2008 to January 2009, after serving as President and Chief Operating Officer of AECOM's legacy DMJM+Harris operation since October 2005. Prior to that, at DMJM+Harris, she served as Executive Vice President from October 2003 to October 2005 and as Senior Vice President from October 2002 to October 2003. Ms. Chmielinski began her career with DMJM+Harris in June 1993.

        James M. Jaska was appointed Executive Vice President, Government in January 2009. Mr. Jaska previously served as Group Chief Executive of our Government Group from 2005 to January 2009 and was a consultant to us from 2004 to 2005. Prior to joining AECOM, Mr. Jaska served as President of Tetra Tech, Inc. from November 2001 to 2004, after serving as its Vice President, Chief Financial Officer and Treasurer from 1994 to 2001. From 1991 to 1994, Mr. Jaska held several operations and management positions at Alliant Techsystems, Inc., in addition to leading the environmental business venture and having operational responsibility for large government defense plants. From 1981 to 1990, he held various finance and business management positions at Honeywell, Inc. From 1977 to 1981, Mr. Jaska managed regulatory affairs dealing with the production of specialty chemicals at Ecolab, Inc. Mr. Jaska also served as an advisor to numerous government and professional committees.

        Alan P. Krusi was appointed Executive Vice President, Corporate Development in January 2009, having served as Executive Vice President since July 2008. Prior to our acquisition of Earth Tech, Inc., Mr. Krusi was Chief Executive of Earth Tech from October 2003 to July 2008. He previously served as Chief Executive of RealEnergy, Inc., a provider of on-site electricity and thermal energy production, from April 2002 to August 2003. From July 1999 to April 2002, Mr. Krusi served as President of the Construction Services division of URS Corporation, where he oversaw an international construction services business specializing in construction management and program management of large public infrastructure projects. Prior to his employment with URS, and over a period of 22 years, Mr. Krusi held a number of technical and management positions within the engineering and construction industries. Mr. Krusi is a member of the Board of Directors of Comfort Systems USA, Inc., a provider of commercial heating, ventilation and air conditioning services.

        Nigel C. Robinson was appointed Executive Vice President, Geographies in January 2009. Mr. Robinson previously served as Group Chief Executive of our Australia, New Zealand, Asia Group and the Middle East Group from 2003 to January 2009. From 2000 to 2003, he was Chief Executive of our Australia, New Zealand and the balance of our Asia businesses. Prior to our merger with Maunsell in 2000, Mr. Robinson was Chief Executive for Maunsell's Australia business and the balance of its Asia business from 1998 to 2000 and served as Director of Maunsell's Queensland, Australia, operations shortly after joining Maunsell in 1989 until becoming Chief Executive in 1998.

        Frederick W. Werner was appointed Executive Vice President, Business Lines in January 2009. Mr. Werner previously served as Group Chief Executive of our U.S. Group from January 2008 to January 2009. He served as Group Chief Executive of our U.S. Infrastructure Group from 2005 to 2008. Prior to that time, Mr. Werner served as President and Chief Operating Officer of AECOM's legacy DMJM+Harris operation from 2003 to 2005. He began his DMJM+Harris career in the Geotechnical Division during 1977, progressing to Vice President and Manager of New Jersey Operations, Senior Vice President and Manager of New York Operations and, finally, to Chief Operating Officer before becoming President.

 COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION ("CD&A")

Compensation Discussion and Analysis

        The following provides information regarding the compensation and benefit programs in place for the executive officers named in the Summary Compensation Table that follows this Compensation Discussion and Analysis relating to our 2009 fiscal year. Such officers are John M. Dionisio, President and Chief Executive Officer ("CEO"); Richard G. Newman, Chairman; Michael S. Burke, Executive Vice President, Chief Financial Officer; Nigel C. Robinson, Executive Vice President, Geographies and Alan P. Krusi, Executive Vice President, Corporate Development (collectively, the "Named Executive Officers"). The CD&A also includes information regarding the overall objectives of our compensation program and each element of compensation that we provide.

Overview

        Our compensation programs are designed to provide total reward packages that are competitive with our peer companies (described in more detail below), allow us to attract and retain key talent, and provide incentives that promote short and long-term financial growth and stability to continuously enhance stockholder value. Our programs are based on a pay-for-performance model and the majority of our Named Executive Officers' compensation is performance-based. While each element of compensation is considered, the focus of the Compensation and Organization Committee is on providing a performance-based total reward package as a whole.

The Compensation and Organization Committee

        Under its charter, the Compensation and Organization Committee of the Board of Directors has the sole authority to determine and approve compensation for our CEO and reviews and approves management's recommendations for the other Named Executive Officers and the CEO's direct reports. In addition, the Compensation and Organization Committee, which is comprised solely of independent directors and provides reports to the Board of Directors, reviews and approves compensation programs, oversees our executive compensation philosophy and strategy, and ensures that proper due diligence, deliberations, and reviews of executive compensation are conducted. The Compensation and Organization Committee is also responsible for reviewing the compensation for the members of our Board of Directors and submits any modifications for approval to the Board of Directors.

        With respect to compensation for each of our Named Executive Officers (other than Mr. Dionisio), the Compensation and Organization Committee, with assistance from its independent consultant (described below), reviews recommendations from Mr. Dionisio regarding compensation, considers each executive's performance and determines each executive's compensation. For fiscal year 2009, the Compensation and Organization Committee approved Mr. Dionisio's recommendations as proposed.

Role of Management in Establishing Compensation

        Mr. Dionisio reviews compensation data and analysis for each component of executive compensation for our Named Executive Officers (other than with respect to his own compensation), including payout amounts for annual incentive awards. This information is provided by the Compensation and Organization Committee's independent consultant. In addition, our Human Resources and Compensation staff (sometimes with assistance from management's compensation consultants, described below) may provide additional compensation data or analysis at the request of Mr. Dionisio. Mr. Dionisio then makes recommendations to the Compensation and Organization Committee regarding each component of executive compensation for our Named Executive Officers (other than with respect to his own compensation) and provides a review of performance and accomplishments for each Named Executive Officer. No Named Executive Officer has a role in approving his or her own compensation.

Consultant to the Compensation Committee

        The Compensation and Organization Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal year 2009, the Compensation and Organization Committee tightened the independence standards it applied to its compensation consultants and elected not to engage any consultant that also provides compensation services to the Company. Its then-current consultant, Towers Perrin, provided compensation services to the Company and the Compensation and Organization Committee. The Compensation and Organization Committee performed a review and in December 2008 engaged Hewitt Associates, Inc. as its independent compensation consultant. During fiscal year 2009, Hewitt provided data on the compensation and relative performance of peer group companies to the Compensation and Organization Committee, made presentations on regulatory and legislative matters affecting executive compensation, provided opinions on the degree to which compensation arrangements are consistent with market practices, and consulted on other compensation matters as needed.

Consultant to Management

        In fiscal year 2009, management retained the services of Mercer to assist with compensation design and competitive analysis for our executive employees, including our Named Executive Officers, which had previously been provided by Towers Perrin. Mercer provided market data to assist management with its review of peer group companies, responded to technical and compensation design requests and assisted with other compensation and benefit matters. During fiscal year 2009 Mercer interacted only with management and did not make any recommendations to the Compensation and Organization Committee or Hewitt.

Benchmarking

        The Compensation and Organization Committee uses market data as an important tool in developing executive compensation packages for our Named Executive Officers. To help establish and review the compensation paid to the Named Executive Officers for fiscal year 2009, our Compensation and Organization Committee engaged Towers Perrin, the committee's third party consulting firm at the time, to prepare an executive compensation report. This report, using publicly available information, compares our performance and each element of Named Executive Officer compensation to the performance of and compensation provided to executives serving in comparable positions within our peer group companies and the broader market for executive talent.

        For compensation decisions made in December 2008, the companies in our peer group included:

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  CH2M Hill Companies Limited

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  Chicago Bridge and Iron Company

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  Fluor Corporation

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  Foster Wheeler Ltd.

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  Jacobs Engineering Group, Inc.

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  Shaw Group

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  Tetra Tech, Inc.

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  URS Corporation

        The Compensation and Organization Committee believes this group of companies provides an appropriate peer group because they are business competitors or other entities with which we compete for employees at the executive level. Towers Perrin provided comparative financial information for the peer group as part of their report in which AECOM was positioned in the first quartile in revenues, the third quartile in net income, and the fourth quartile in annual growth in earnings before interest, taxes and amortization and the fourth quartile in annual earnings per share growth. Towers Perrin provided additional compensation benchmarking data for executives from their 2008 Executive Compensation Data Bank.

        Towers Perrin's December 2008 report provided the Compensation and Organization Committee with market survey information for base salary and short and long-term incentive compensation within both our peer group companies and the broader market referred to above. Towers Perrin also provided comparisons of key performance metrics (detailed below) for the Company compared to the peer group companies. This comparison established the basis for the evaluation of our overall performance, which was considered when the Compensation and Organization Committee reviewed the performance of each of the Named Executive Officers and determined short-term incentive compensation for fiscal year 2008 and set base salaries and long-term incentive compensation awards for fiscal year 2009.

        To implement the compensation principles outlined in the above Overview, the Compensation and Organization Committee reviews compensation for the Named Executive Officers considering base salary and short and long-term incentive compensation with a focus on the total reward package. We use the 50th percentile of our peer group companies and the broader market as a base line for base salary compensation for our Named Executive Officers, taking into account the experience level of the individuals in their current positions. Short-term compensation or annual incentives for the Named Executive Officers are based on a comparison between our performance and the peer group's prior 12-month performance in the areas of growth in earnings before interest, taxes and amortization ("EBITA"), EBITA return on average total capital ("ROATC") and growth in earnings per share. Similarly, long-term incentive compensation for our Named Executive Officers is based on these same benchmarks comparing our performance over the prior five years against that of the peer group.

        Our Compensation and Organization Committee then considers these quantitative performance comparisons and the compensation of executives of the peer group companies in similar positions, as well as qualitative performance factors they deem important to insure the alignment of our executives' compensation with the goals of our stockholders. The qualitative factors are developed with the CEO for the Named Executive Officers other than the CEO, and by the Compensation and Organization Committee for the CEO. These qualitative factors include important items such as experience, leadership, safety, strategic planning, team building, diversity and succession planning. No specific weighting is given to any of these factors.

        Each of the named executive officers is evaluated based on overall corporate performance. In addition, performance for our Executive Vice President, Geographies and our Executive Vice President, Corporate Development, is also evaluated relative to their unique roles. The performance, growth and strategic accomplishments of our geographic business units factor into Mr. Robinson's overall evaluation. Similarly, the success of our merger and acquisition efforts and various strategic initiatives factor into the evaluation of performance for Mr. Krusi. No specific weighting is given to any of these factors.

        The Compensation and Organization Committee regularly reviews the peer group and makes any modifications necessary to ensure the group most closely resembles our competitive market for executive talent. Given the evolving business environment, the pace of our continued growth and at the recommendation of Hewitt, the Compensation and Organization Committee reviewed the peer group in fiscal year 2009 for use in compensation planning in December 2009 (fiscal year 2010) and decided to expand the current peer group.

        For compensation decisions made in December 2009 (fiscal year 2010), the companies in our peer group will include the eight current peer companies (listed above) as well as the following:

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  Accenture Ltd.

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  Computer Sciences Corporation

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  EMCOR Group, Inc.

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  Granite Construction Incorporated

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  KBR, Inc.

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  L-3 Communications Holdings, Inc.

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  McDermott International, Inc.

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  Northrop Grumman Corporation

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  Raytheon Company

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  SAIC, Inc.

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  Tutor Perini Corporation

        The peer group companies added provide a more robust sample against which to benchmark and will allow the peer group to better withstand industry consolidation while maintaining the core peer companies. In determining the additional companies the Compensation and Organization Committee considered numerous financial metrics and AECOM's position relative to the proposed peer companies. AECOM is positioned in the first quartile relative to revenues and one-year return on equity, the second quartile in market capitalization and net income and the fourth quartile in one-year total shareholder return, growth in earnings per share and growth in earnings before interest, taxes, depreciation and amortization. In addition to companies within our industry, companies specializing in industrial services or government contracting with sizeable international presence in locations where we operate and compete for talent were included.

Elements of Compensation

        The compensation package for our Named Executive Officers generally consists of:

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  Base Salary—intended to provide our executives with a competitive salary for their position and experience relative to their peers.

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  Short-Term Incentive Compensation—intended to encourage our executives to focus on achievement of the Company's annual financial plan as well as the specific qualitative goals included in our strategic plan.

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  Long-Term Incentive Compensation—designed to reward our executives for achieving quantitative and qualitative objectives that are related to our long-term objectives set forth in our five year strategic plan.

  •
  Benefits, Retirement and Perquisite Programs—designed to protect our executives' health and well-being, facilitate the operation of our business and assist in their retention and aid in the recruitment of new executives.

        We believe tying our executives' total rewards with the short and long-term objectives of our strategic plan aligns our executives' interests with our stockholders and provides strong retention and motivational incentives for our executives. The majority of our Named Executive Officers' total rewards are based upon performance, including our results of operations as compared to our peer group companies. We believe this pay-for-performance model encourages and motivates the executives' performance in alignment with the best interests of our stockholders and employees. We do not maintain a specific policy regarding the amounts of performance-based and non-performance based compensation. However, in concert with our pay-for-performance philosophy, performance-based compensation (short and long-term incentive compensation) in fiscal year 2009 made up over 87 percent of total compensation (performance based compensation plus annual salary and perquisite allowance) for Mr. Dionisio, 82 percent for Mr. Burke and over 67 percent for Messrs. Newman, Robinson and Krusi.

        As our financial performance increases relative to our performance targets, goals and the performance of our peer group companies, the Named Executive Officers' potential for additional compensation under the short-term and long-term incentive programs increases. If actual performance falls short of performance targets and goals, total compensation will be reduced. Short-term incentive compensation may be reduced to zero if performance falls short of established goals. A majority of our long-term incentive compensation, as described below, is generally subject to company-wide performance targets for a three-year performance period for the Named Executive Officers. If the Company falls short of its performance targets for the three-year performance period based on a pre-established formula, the payout will be reduced and may be reduced to zero for significant shortfalls. On an annual basis our Compensation and Organization Committee evaluates past performance, performance of the peer group companies and general market conditions to establish future performance targets and goals.

  Base Salary

        We strive to provide our Named Executive Officers with base salaries that are aligned with their roles and responsibilities and are competitive when compared to our peer companies of comparable size. We view base salary as an important component to each Named Executive Officer's overall compensation package. Base salaries are reviewed annually and at the time of promotion or other significant changes in responsibilities. The Compensation and Organization Committee sets the base salary of our Named Executive Officers using the medians of our peer group and the broader market for executives as a base line, taking into account the level of responsibility, experience and tenure of the individual, and the amount of performance-based incentives received or granted each year.

  Short-Term Incentive Compensation

        Our short-term incentive compensation program allows us to create annual performance criteria that are flexible and that change with the needs of our business. Our CEO and his management team are responsible for the overall performance of the Company in accordance with our strategic operating plan, as approved annually by our Board of Directors, and are evaluated relative to these objectives. Each year, the Compensation and Organization Committee reviews our performance as compared to financial and qualitative goals established by it at the beginning of the year, although the Named Executive Officers do not have target incentive amounts or an explicit formula for determining payouts.

        The measurement criteria for our Named Executive Officers' incentive compensation bonuses for fiscal year 2009 were based on key components of our annual strategic operating plan: growth in EBITA (earnings before interest expenses, taxes, amortization, company stock matches and one-time merger related expenses), EBITA return on total invested capital, and growth in earnings per share, supplemented by qualitative achievements such as: initiating and completing significant acquisitions, including effective integration; aggressive quality and safety development plans; organizational restructuring; development and implementation of our employee engagement programs; cross-selling and production sharing between our operating groups; and other individual accomplishments. The Compensation and Organization Committee reviews Company performance on the measurement criteria above relative to our peer group and determines, in its sole discretion, the actual short-term incentive compensation paid to the Named Executive Officers taking into account the factors described above. For fiscal year 2009, our performance exceeded that of our peer group in earnings per share growth and significantly exceeded our peer group in EBITA growth. The actual amounts of short-term incentive compensation awarded to the Named Executive Officers for fiscal year 2009 are shown in the column labeled "Bonus" in the Summary Compensation Table.

        On January 23, 2009 we paid our Executive Vice President, Corporate Development, a retention bonus of $390,000 based on an arrangement in place with the parent company of his previous employer, Earth Tech, Inc. The arrangement provided that upon completion of a sale of Earth Tech, Inc., Mr. Krusi would receive a retention bonus of $390,000 six months after the completion of the sale closing date, provided he was actively employed with the purchasing company on the date of payment. AECOM acquired Earth Tech, Inc. in July 2008 and paid the retention bonus in accordance with the terms of the pre-existing arrangement.

  Long-Term Incentive Compensation

        Our long-term incentive compensation program is designed to reward our Named Executive Officers on their achievement in advancing AECOM's long-term performance goals and enhancing stockholder value. Awards are made pursuant to our 2006 Stock Incentive Plan. The Compensation and Organization Committee annually reviews our long-term incentive programs to consider which award vehicles will meet our objectives and create the most efficient long-term incentives taking into account the rate at which we issue equity under our plans, tax impact of awards for the Company, risk/reward profile, total expense, and compensation practices among our peer group.

        For the 2009 fiscal year, our Compensation and Organization Committee adopted a portfolio approach to long-term incentive compensation and awards to our Named Executive Officers that included a combination of performance units under our Performance Earning Program (PEP), time-vested restricted stock units (RSUs) and stock options, rather than all PEP as has been our past practice. Each Named Executive Officer received 60% of his long-term incentive compensation in the PEP program, 20% in RSUs and 20% in stock options. We believe this portfolio approach balances the risk, reward and retention incentive value inherent in each vehicle and aligns our compensation design more closely with our peer companies (listed above).

        Under the Performance Earnings Program for fiscal year 2009 ("PEP2009"), we awarded performance units that are earned based on the Company's financial performance and continued employment over a three fiscal year performance period. The Compensation and Organization Committee establishes objective performance criteria for each PEP award period. As with the awards for fiscal year 2008, the PEP2009 awards are based on the three-year performance of two corporate objectives: (1) growth in EBITA and (2) return on investment. Growth in EBITA and return on investment are each given a 50 percent weighting in determining overall payout. These objectives are key components of our long-term strategic operating plan. The specific performance goal levels reflect confidential, internal financial targets at the time the awards are established. These goals require a high level of financial performance to be achieved over the three-year period. As was the case with the awards granted for prior performance periods, the goals for the PEP2009 performance period are challenging but, we believe, achievable. Payouts under the 2007, 2006 and 2005 programs were 100%, 100% and 91% of target, respectively.

        In addition to the PEP2009 award, our Vice President, Corporate Development received an additional Performance Earnings Plan award. This award was a special one-time award to select employees of Earth Tech, Inc., which we acquired in July 2008. The award was provided to these employees to compensate them for awards forfeited from their prior employer, and to encourage them to remain employed with AECOM.

        RSUs convert to an equivalent number of AECOM shares of stock provided that the individual remains employed by the Company approximately three years from the date of grant. Stock options provide each individual with the option to purchase AECOM common stock in the future based on the share price on the option grant date. Stock options vest one-third per year with complete vesting three years from the date of grant and have an exercise price equal to the fair market value (closing stock price) of our common stock on the date the option is granted.

        Our CEO provides the Compensation and Organization Committee with a recommended total dollar pool for long-term incentive awards to all Named Executive Officers as well as other key executives, excluding the CEO. In determining the size of the pool, the CEO primarily considered the size of previous pools relative to the growth in our Company earnings and in eligible employees, the accounting expense, the number of shares that would be granted relative to our common shares outstanding and the external competitiveness of individual awards. The Compensation and Organization Committee, which accepted the CEO's pool recommendation for fiscal year 2009, then reviews the compensation consultant's report described above, including the comparable total direct compensation amounts of peer companies and determines the long-term incentive value to be awarded to the Named Executive Officers, including the CEO. We determine the appropriate dollar amount of long-term incentive compensation and then convert that value into a specific number of units or options, as applicable, based on the fair market value of our common stock on the date of grant. With the total reward package in mind, the actual awards granted for fiscal 2009 by the Compensation and Organization Committee to each of the Named Executive Officers considered the compensation consultant's report on long-term incentive awards for comparable positions within the peer group companies described above, as well as the executive's experience, qualitative results, individual contributions, scope of responsibility and retention risk.

        The three-year performance period for our Performance Earnings Program for fiscal years 2007 – 2009 ("PEP2007") closed at the end of fiscal year 2009. Given AECOM's achievement of the PEP2007 goals, our Named Executive Officers received payments from PEP2007 at 100% of target award amounts. See the Outstanding Equity Awards at Fiscal Year-End 2009 table for further details.

        The Company does not currently have a policy requiring a fixed course of action with respect to compensation adjustments following later restatements of financial results. Under those circumstances, the Compensation and Organization Committee would evaluate whether compensation adjustments were appropriate based upon the facts and circumstances surrounding the restatement.

  Benefit, Retirement and Perquisite Programs

        General.    Our Named Executive Officers are eligible to participate in benefits plans that are available to substantially all of our employees, including participation in our retirement plans, medical insurance, dental insurance, life insurance, and disability insurance programs. In addition to the benefit plans available to substantially all of our employees, we offer certain additional benefits to our executive officers and, where applicable, other senior officers. We believe these additional benefits are consistent with our overall compensation philosophy and are designed to ensure that we can effectively retain our executives (including the Named Executive Officers) and compete for new executive talent. These additional benefits consist of the following:

  •
  Executive Life Insurance.  All of the Named Executive Officers except for the Executive Vice President, Geographies, are eligible to participate in the U.S. Executive Life Insurance plan on an annual basis. This plan is in addition to the basic life insurance program which is open to a large majority of AECOM employees. The Executive Life Insurance plan provides up to an additional $800,000 in coverage.

  •
  Executive Medical Insurance.  Our Named Executive Officers except for the Executive Vice President, Geographies and the Executive Vice President, Corporate Development, are eligible to participate in the U.S. Executive Medical Insurance plan on an annual basis. This plan is in addition to the basic medical insurance programs that are open to most AECOM employees. The Executive Medical Insurance plan provides up to 100% reimbursement for certain medical expenses up to $75,000 per calendar year. This plan is frozen to new participants.

  •
  Executive Allowance.  Our Named Executive Officers except for the Executive Vice President, Geographies, also receive an executive allowance, ranging from $20,000 to $40,000 annually, which may be used in their discretion.

        AECOM Retirement & Savings Plan (RSP).    Our U.S. employees are allowed to make pre-tax, Roth or after-tax contributions of up to 6% of their compensation to this 401(k) plan, and AECOM makes a matching contribution equal to 50% of the employees' contributions (maximum 3% of compensation). In addition, employees have the ability to make supplemental pre-tax, Roth or after-tax contributions of an additional 1% to 25% of their compensation to the RSP which is not matched with company contributions.

        AECOM Deferred Compensation Plan (DCP).    Prior to its closure on December 14, 2009, the U.S. Deferred Compensation Plan was a nonqualified deferred compensation plan that enabled highly compensated U.S. employees to defer compensation that they might otherwise have contributed to the tax-qualified RSP. The DCP allows participants to annually elect to defer pre-tax up to 50% of their base salary and up to 100% of any earned annual incentive award, The Company provided a 10% match on any deferrals into AECOM common stock. The match vested after three years of service with the Company. More information on the DCP is available in the Nonqualified Deferred Compensation for Fiscal Year 2009 table.

        Effective December 14, 2009, AECOM decided to close the DCP. The closure of the DCP was done to create an opportunity for participants to diversify and make liquid their DCP assets, to potentially lower tax expense, to provide greater security for DCP assets and to provide a cash flow benefit to the Company from tax deductions. DCP account balances are expected to be distributed mid-December 2010 (approximately one year from the DCP's termination date).

        Under tax rules contained in Internal Revenue Code Section 409A and the regulations thereunder, deferred compensation plan terminations apply to all plans in the same category. As such, certain RSUs and elections to defer RSU or PEP awards will also be cancelled and distributed at the same time as DCP proceeds are distributed. AECOM will be restricted from entering into any similar plan or arrangement for three years from the date of plan termination in accordance with Section 409A.

        AECOM Technology Corporation Pension Plan.    The AECOM Pension Plan is a U.S. defined benefit plan that was adopted in September 1990. Participation in the AECOM Pension Plan was closed to new entrants effective April 1, 1998. Of our Named Executive Officers, only our CEO and Chairman were employees as of April 1, 1998 and are eligible to receive a retirement pension benefit under the Pension Plan.

        AECOM Technology Corporation Management Supplemental Executive Retirement Plan (MSERP).    The Company amended the AECOM Pension Plan, effective July 1, 1998, to provide that certain participants including Named Executive Officers (our CEO and Chairman), earning benefits under the AECOM Pension Plan would instead earn identical benefits under a plan known as the Management Supplemental Executive Retirement Plan, or MSERP. The MSERP replaces and provides benefits identical in nature to the AECOM Pension Plan but on an unfunded basis.

        1992 AECOM Technology Corporation Supplemental Executive Retirement Plan (92 SERP).    In October 1992, we established the unfunded Supplemental Executive Retirement Plan, or 92 SERP, in order to provide some of our U.S. resident executive officers with pre-retirement death benefits and retirement benefits consistent with the level provided by the previous AECOM Pension Plan formula. The 92 SERP requires a participant to have reached the minimum age of 50 and to have worked at AECOM for at least five years. The plan also includes early retirement provisions at age 62 with full retirement benefits.

        Of our Named Executive Officers, only our CEO is eligible to receive any benefits from the 92 SERP.

        AECOM Excess Benefit Plan.    In July of 1996, we established the AECOM Excess Benefit Plan for U.S. participants in the Supplemental Executive Retirement Plans in order to provide only those benefits which the AECOM Pension Plan cannot provide due to federal tax limits. Benefits from the Excess Benefit

Plan are unfunded and will reduce, dollar-for-dollar, the pension benefit paid by the Supplemental Executive Retirement Plans.

        Of our Named Executive Officers, only our CEO is eligible to receive any benefits from the Excess Benefit Plan.

        Accrual Freeze of the AECOM Pension Plan, MSERP, 92 SERP and Excess Benefit Plan.    Effective October 9, 2009, AECOM decided to freeze future accruals to the AECOM Pension Plan, MSERP, 92 SERP and Excess Benefit Plan for all plan participants, including the CEO. The costs of funding the plan were significant and disproportionate to the Company relative to the benefits provided. In addition, certain features of the plans, such as the impact of financial markets on plan assets, exposed AECOM to considerable risk and volatility in funding such plans. Since the October 9, 2009 freeze, participants have not accrued any additional benefits under the plans.

        AECOM Australia Superannuation Plan.    This plan is a defined benefit fund providing a lump sum benefit to members. The defined benefit plan is closed to new members. Executive defined benefit members may retire within 10 years of their normal retirement date of age 65 provided they have completed 10 years of plan membership. The benefit is 18.5% of final average salary for each year of pensionable service.

        Of our Named Executive Officers, only our Executive Vice President, Geographies, is an executive defined benefit member in this plan.

        Other Benefits.    Our Executive Vice President, Geographies, receives additional benefits as part of his international assignment in Dubai, United Arab Emirates. While on assignment in Dubai at the request of the Company, Mr. Robinson receives a cost of living differential, a location allowance to compensate for any hardship or adverse work or living conditions, an automobile allowance to cover transportation costs, a housing allowance, and a travel allowance for family home visits. Additional detail regarding these allowances is provided in the All Other Compensation column of the Summary Compensation Table.

        Perquisites.    We believe that offering our Named Executive Officers certain limited perquisites, including the Executive Allowance, facilitates the operation of our business, assists in their retention and aids in the recruitment of new executives. We believe the benefits to us of providing these perquisites outweigh their costs. It is our intention to periodically assess our business needs and evolving compensation practices to ensure that our perquisite offerings are competitive and in the best interests of our stockholders.

Employment Agreements, Severance Benefits and Change in Control Provisions

        Effective March 5, 2009, the Company adopted the AECOM Technology Corporation Change in Control Severance Policy for Key Executives. The policy was created to provide severance benefits to certain key executives and to make certain that those executives would remain focused on stockholder interests in the event of a corporate transaction, including the Named Executive Officers, in connection with a change in control of the Company and an involuntary termination.

        The policy provides the following benefits upon termination without cause or for good reason following a change in control:

  •
  A lump sum severance payment equal to a multiple (2 for Mr. Dionisio and Mr. Newman, 1.5 for the other Named Executive Officers) of the sum of each individuals' base salary and average bonus (the average of the bonus paid for the three fiscal years preceding the year of termination).

  •
  Continuation of group health benefits for the number of years equal to the severance multiple.

  •
  Accelerated vesting of all time vested equity awards, including stock options and RSUs.

  •
  Accelerated vesting of performance based awards such as PEP awards with payment based on performance achievement through the date of the change in control.

        Additional details can be found under Payments and Benefits upon Termination or Change in Control.

        We also maintain a severance policy for U.S employees, including each of the Named Executive Officers other than Mr. Robinson. Mr. Robinson may be eligible upon termination for statutory severance under Australian laws. U.S. employees may be eligible for severance if their employment is terminated due to lack of work, restructuring or reorganization of a group, a reduction in force with no reasonable offer of an internal transfer, elimination of a job or position, or voluntary acceptance of a Company initiated retirement program. A release agreement must be signed in order to receive severance pay. Employees with a title of Vice President or above are eligible for 12 weeks of base pay regardless of years of service. We do not have any employment agreements in effect with any of our Named Executive Officers. We have an employment letter for Mr. Robinson outlining the conditions of his international assignment, including various allowances (described above in Other Benefits) but the letter does not guarantee continued employment or provide post termination benefits.

Process for Granting Equity Awards

        The Compensation and Organization Committee usually considers and approves long-term incentive awards in the first quarter of each year at regular meetings. The grant date for the award has been the date the Compensation and Organization Committee met and approved the awards. In addition, the Compensation and Organization Committee has delegated to the Company's CEO the authority to grant ad hoc awards for employees other than those executives whose award must be approved by the Compensation and Organization Committee. Under this delegation, the CEO may approve awards up to $500,000 to an individual and $1,000,000 in the aggregate between meetings of the Compensation and Organization Committee. Awards approved by the CEO are reported to the Compensation and Organization Committee at their next regularly scheduled meeting. In general, the grant date for ad hoc awards is the 15th of the month following the later of the date the employee is hired or the date the award is approved by the CEO.

Stock Ownership Guidelines

        In December 2008, the Compensation and Organization Committee adopted executive and director stock ownership guidelines. These guidelines were adopted to provide another basis for aligning the interests of our Named Executive Officers with our stockholders, by ensuring our senior officers maintain a personal equity investment in AECOM. Based on recommendations from Towers Perrin, our CEO and Chairman must maintain ownership of AECOM stock at the lesser of five times base salary or 165,000 shares and the other Named Executive Officers at the lesser of three times base salary or 40,000 shares. Shares owned directly and indirectly, deferred stock units, unvested PEP units and other restricted stock units and vested stock options and shares are counted toward the guidelines. All share amounts that are pre-tax are reduced in value under the guidelines by forty percent to cover expected tax withholding. Executives have five years to comply with the guidelines. All of our Named Executive Officers, with the exception of Mr. Krusi, who joined the Company in July 2008, currently significantly exceed the stock ownership requirements contained in the guidelines. Please see Stock Ownership Guidelines in the Corporate Governance Section for a discussion of the director stock ownership guidelines.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits a company's federal tax deduction on compensation paid in excess of $1 million a year to the Chief Executive Officer and the other Named Executive Officers other than the Chief Financial Officer. The IRS' limitation does not apply to compensation that qualifies as "performance-based" under federal tax law. In addition, transition rules exempt certain compensation paid under plans, such as our 2006 Stock Incentive Plan, in existence before our initial public offering. Our policy is to structure, to the extent practicable, compensation arrangements with our executive officers to be fully deductible under federal tax law unless the benefit of such deductibility is outweighed by our corporate objectives.

        We will continue to monitor the deductibility of executive compensation pursuant to Section 162(m) and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, we are prepared, when appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation.

Accounting Standards

        Financial Accounting Standards Board Accounting Standards Codification Topic 718 (which formerly was referred to as SFAS 123R), requires a charge to compensation expense for the fair value of equity compensation awards. Grants of stock options, RSUs, and PEP awards under the Company's 2006 Stock Incentive Plan are accounted for under Codification Topic 718. The Compensation and Organization Committee considers the accounting implications of significant compensation decisions, particularly in connection with decisions that relate to AECOM's long-term incentive awards.

 REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE OF
THE BOARD OF DIRECTORS

        The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

Respectfully submitted,
H. Frederick Christie, Chairperson James H. Fordyce Linda Griego Robert J. Lowe William G. Ouchi

Executive Compensation Tables

        The following tables provide information regarding the compensation awarded to or earned during our Fiscal Year (FY) ended September 30, 2009 by our principal executive officer (PEO), our principal financial officer (PFO) and the three most highly compensated executive officers other than the PEO and PFO.

Summary Compensation Table for Fiscal Years Ended September 30, 2009, 2008 and 2007

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)		Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
John M. Dionisio	2009	$978,479	$2,500,000		$3,332,618	$222,224	$0	$222,469		$77,766	(5)	$7,333,556
President, CEO (PEO)	2008	$956,543	$2,000,000		$3,963,263	$0	$0	$344,007		$99,216		$7,363,029
	2007	$862,514	$1,500,000		$2,032,011	$0	$0	$348,949		$136,315		$4,879,789
Richard G. Newman	2009	$935,981	$1,800,000		$1,471,560	$111,113	$0	$70,399		$80,632	(6)	$4,469,685
Chairman	2008	$918,090	$1,700,000		$1,955,865	$0	$0	$0		$114,177		$4,688,132
	2007	$900,016	$1,500,000		$1,637,123	$0	$0	$0		$95,194		$4,132,333
Michael S. Burke	2009	$561,776	$800,000		$1,536,200	$94,447	$0	$0		$109,487	(7)	$3,101,910
EVP, CFO (PFO)	2008	$522,926	$625,000		$1,225,835	$0	$0	$0		$107,370		$2,481,131
	2007	$456,258	$500,000		$532,742	$0	$0	$0		$241,239		$1,730,239
Nigel C. Robinson	2009	$493,250	$500,000		$332,490	$22,224	$0	$0	(9)	$348,651	(10)	$1,696,615
EVP, Geographies(8)
Alan P. Krusi	2009	$440,406	$840,000	(11)	$318,236	$22,224	$0	$0		$32,043	(12)	$1,652,909
EVP, Corporate Development

(1)
Includes deferrals to qualified defined contribution and nonqualified deferred compensation plans. For more information regarding amounts deferred into the nonqualified deferred compensation plan, please refer to the Nonqualified Deferred Compensation Table. 2009 compensation amounts are for a 52-week fiscal year, 2008 compensation amounts are for a 53-week fiscal year and 2007 compensation amounts are for a 52-week fiscal year.

(2)
Includes deferrals to nonqualified deferred compensation plan. The FY2009 amount includes the incentive compensation earned in FY2009 but paid in December 2009 and all cash bonuses accrued and paid in FY2009. The FY2009 amount excludes the FY2008 incentive compensation paid in December 2008 because such amounts were accrued in FY2008 and included in the FY2008 compensation disclosures.

(3)
These amounts represent the dollar amount recognized for financial statement reporting purposes for the fiscal years ended September 30, 2009, 2008 and 2007 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (which formerly was referred to as SFAS 123R) for PEPs and RSUs including amounts from awards granted in and prior to the applicable year. The Outstanding Equity Awards at Fiscal Year-End 2009 and the Option Exercises and Stock Vested for FY2009 tables include additional information with respect to all awards outstanding as of September 30, 2009.

  Each participant who received a PEP award was awarded a specific number of target units that will be earned by the participant throughout a three-year performance period based on a formula that will include two categories of performance for AECOM. The future value of these PEP grants is dependent upon the performance of the Company during the performance period. Each participant who received a RSU award was awarded a specific number of units that will be earned after three years and paid at a future settlement date. Mr. Krusi received a one-time PEP award as a result of the AECOM and Earth Tech merger with a two year performance period. Please refer to the Long-Term Incentive Compensation section of the "Compensation Discussion & Analysis" in this proxy statement for more details regarding these equity programs.

(4)
These amounts represent the dollar amount recognized for financial statement reporting purposes for the fiscal years ended September 30, 2009, 2008 and 2007 in accordance with Codification Topic 718 for nonqualified stock options, regardless of when the options were granted, and include amounts from awards granted in and prior to the applicable year. The fair value of these awards is based on the Black-Scholes option pricing model on the date of grant. Assumptions used in the calculation of these amounts are included in "Stock Plans" in note 17 to the company's audited financial statements for the fiscal years ended September 30, 2009, 2008 and 2007, included in the company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission.

(5)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), executive life insurance premiums, executive medical insurance premiums in the amount of $20,776, tax gross-ups on the Medicare and FICA tax attributed to the Management Supplemental Executive Retirement Plan (M-SERP), travel and entertainment expenses for his spouse to company events, company-paid parking and a $40,000 executive allowance.

(6)
This amount includes executive life insurance premiums, executive medical insurance premiums in the amount of $20,776, travel expenses for his spouse to company events, company paid parking, club membership dues, company-paid charitable contributions and a $40,000 executive allowance.

(7)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), company match in the nonqualified Deferred Compensation Plan (DCP) in the amount of $15,625, executive life insurance premiums, executive medical insurance premiums in the amount of $20,776, travel expenses for his spouse to company events, company-paid parking, personal air travel, company-paid charitable contributions, club membership dues and a $20,000 executive allowance.

(8)
All amounts, excluding the exceptions noted below, were valued using the average exchange rate for FY2009, from United Arab Dirham to U.S. Dollars, of 0.27234 excluding stock and option awards which were valued in U.S. Dollars. The Australian Superannuation contributions within the All Other Compensation column were paid in Australian Dollars and converted to U.S. Dollars using the average exchange rate for FY2009 of 0.73309 (all average exchange rate data provided by Oanda.com).

(9)
In the local currency, there was actually an increase in Mr. Robinson's Pension Value from FY2008 to FY2009 due to an increase in benefits and a decrease in the discount rate (5.9% to 4.8%). In U.S. dollars, there was a decrease of ($60,108) in Pension Value from FY2008 to FY2009 due to the change in the average exchange rate from FY2008 (0.90762) to FY2009 (0.73309) (all average exchange rate data provided by Oanda.com).

(10)
This amount includes Superannuation contributions in the amount of $94,706, a cost of living differential in the amount of $27,399, a housing allowance in the amount of $72,843, travel expenses for his spouse and family in the amount of $51,354, location allowance in the amount of $55,415, and automobile driver costs and auto allowance in the amount of $37,093.

(11)
This amount includes FY2009 incentive compensation of $450,000 and a retention bonus in the amount of $390,000 which was paid on January 23, 2009 as a result of the Earth Tech acquisition in accordance with a pre-existing agreement. Please refer to the Short-Term Incentive Compensation section of the "Compensation Discussion & Analysis" in this proxy statement for further information regarding this bonus.

(12)
This amount includes company match in the defined contribution Retirement & Savings Plan (RSP), executive life insurance premiums, company-paid parking and a $20,000 executive allowance.

 Grants of Plan-based Awards for Fiscal Year 2009

        The following table sets forth information with respect to long-term incentive awards granted to Named Executive Officers during FY2009. Each Named Executive Officer was awarded a specific dollar amount for their long-term incentive award. Their long-term incentive award was issued using the following mix: 60% PEPs, 20% RSUs and 20% Stock Options. Refer to the long-term incentive awards section of the "Compensation Discussion & Analysis" in this proxy statement for more details regarding the various long-term incentive programs. All of the long-term incentive awards in the table below were made pursuant to the Company's 2006 Stock Incentive Plan.

			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares or Stock/Units	All Other Stock Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards ($/Sh)	Maximum Grant Date Fair Value of Stock and Option Awards(2)
Name and Principal Position	Grant Type	Grant Date	Threshold (#)	Target (#)	Maximum (#)
John M. Dionisio	Stock Options	12/01/2008	—	—	—	—	98,281	$23.94	$800,007
President, CEO	PEP	12/01/2008	0	100,251	120,301	—	—	—	$2,880,006
	RSU	12/01/2008	—	—	—	33,417	—	—	$800,003
Richard G. Newman	Stock Options	12/01/2008	—	—	—	—	49,141	$23.94	$400,008
Chairman	PEP	12/01/2008	0	50,126	60,151	—	—	—	$1,440,015
	RSU	12/01/2008	—	—	—	16,709	—	—	$400,013
Michael S. Burke	Stock Options	12/01/2008	—	—	—	—	41,770	$23.94	$340,008
EVP, CFO	PEP	12/01/2008	0	42,607	51,128	—	—	—	$1,224,004
	RSU	12/01/2008	—	—	—	14,203	—	—	$340,020
Nigel C. Robinson	Stock Options	12/01/2008	—	—	—	—	9,829	$23.94	$80,008
EVP Geographies	PEP	12/01/2008	0	10,026	12,031	—	—	—	$288,022
	RSU	12/01/2008	—	—	—	3,342	—	—	$80,007
Alan P. Krusi	Stock Options	12/01/2008	—	—	—	—	9,829	$23.94	$80,008
EVP Corporate	PEP	12/01/2008	0	10,026	12,031	—	—	—	$288,022
Development	PEP ET(3)	12/01/2008	0	25,063	25,063	—	—	—	$600,008
	RSU	12/01/2008	—	—	—	3,342	—	—	$80,007

(1)
The target for the PEP2009 awards was 100% of the granted PEP units. The maximum for the PEP2009 awards was 120% of the granted PEP units. The target and maximum for the PEP ET award was 100% of the granted PEP units.

(2)
The Grant Date Fair Value of Stock and Option Awards amounts in this column are based on the following calculations:

•
Stock Option Awards are calculated based upon the number of options granted multiplied by the Black-Scholes value of $8.14 (refer to the Summary Compensation Table for more information regarding this Black-Scholes calculation). This Stock Option award will vest 1/3rd each year on the annual grant date of December 1 and are exercisable for a period of seven years from the date of grant.

•
PEP Awards are calculated based upon the number of target PEP units granted multiplied by the maximum achievement percentage of 120%, in accordance with the terms of the award, multiplied by the common stock price of $23.94 on the day of grant. This PEP award will cliff vest 100% on December 31 following the close of the three-year performance period (i.e. December 31, 2011).

    The grant date fair value of the PEP awards in the table are calculated at the maximum 120% payout. The actual grant date fair value of the PEP awards based on expected performance is $2,400,009 for Mr. Dionisio, $1,200,016 for Mr. Newman, $1,020,012 for Mr. Burke, and $240,022 for Mr. Robinson and Mr. Krusi.

  •
  The PEP ET Award is calculated based upon the number of target PEP ET units granted multiplied by the maximum achievement percentage of 100%, in accordance with the terms of the award, multiplied by the common stock price of $23.94 on the day of grant. This PEP ET award will cliff vest 100% on December 31 following the close of the two-year performance period (i.e. December 31, 2010).

  •
  RSU Awards are calculated based upon the number of RSUs granted multiplied by the common stock price of $23.94 on the day of grant. This RSU award will cliff vest 100% on December 15, 2011.

(3)
This award was a special one-time award to select employees of Earth Tech, Inc., which we acquired in July 2008. The award was provided to these employees to compensate them for awards forfeited from their prior employer, and to encourage them to remain employed with AECOM. This "PEP ET" award has the same performance objectives and earnout schedule as the regular PEP2009 awards but with a two-year performance period, for FY2009 and FY2010, instead of a three-year performance period. This PEP award will cliff vest 100% on December 31 following the close of the two-year performance period (i.e. December 31, 2010).

 Outstanding Equity Awards at Fiscal Year-End 2009

        The following table sets forth information with respect to all outstanding long-term incentive awards granted to Named Executive Officers as of September 30, 2009.

	Stock Awards
								Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)
John M. Dionisio	N/A	98,281	$23.94	12/1/2015	33,417	$906,937	PEP2009—120,301	PEP2009—$3,264,969
President, CEO	100,000	N/A	$10.39	12/2/2011			PEP2008—163,343	PEP2008—$4,433,129
							PEP2007—137,400	PEP2007—$3,729,036
Richard G. Newman	N/A	49,141	$23.94	12/1/2015	16,709	$453,482	PEP2009—60,151	PEP2009—$1,632,498
Chairman(5)	150,000	N/A	$10.39	12/2/2011			PEP2008—52,268	PEP2008—$1,418,554
	360,000	N/A	$9.755	11/20/2010			PEP2007—84,600	PEP2007—$2,296,044
Michael S. Burke	N/A	41,770	$23.94	12/1/2015	14,203	$385,469	PEP2009—51,128	PEP2009—$1,387,614
EVP, CFO	20,000	N/A	$12.405	10/3/2012			PEP2008—77,312	PEP2008—$2,098,248
							PEP2007—68,400	PEP2007—$1,856,376
Nigel C. Robinson	N/A	9,829	$23.94	12/1/2015	3,342	$90,702	PEP2009—12,031	PEP2009—$ 326,521
EVP, Geographies							PEP2008—14,156	PEP2008—$ 384,194
							PEP2007—17,800	PEP2007—$ 483,092
Alan P. Krusi	N/A	9,829	$23.94	12/1/2015	3,342	$90,702	PEP2009—12,031	PEP2009—$ 326,521
EVP, Corporate							PEP ET 2009—25,063	PEP ET 2009—$ 680,210
Development

(1)
This column represents the number of Restricted Stock Units (RSU2009) that were not vested as of September 30, 2009.

(2)
This column represents the number of RSU2009 units that were not vested as of September 30, 2009 multiplied by the September 30, 2009 common share price of $27.14 per share.

(3)
This column represents the number of PEP2009, PEP ET 2009, PEP2008 and PEP2007 units that were not vested as of September 30, 2009. The number of units is based on estimated performance of 120% of target for PEP2009 and PEP2008 and 100% of target for PEP ET 2009 and PEP2007.

(4)
This column represents the number of PEP2009, PEP ET 2009, PEP2008 and PEP2007 units that were not vested as of September 30, 2009, adjusted for estimated performance and multiplied by the September 30, 2009 common stock price of $27.14 per share.

(5)
As of September 30, 2009, Mr. Newman holds 474,000 of his outstanding stock options and 128,157 of his PEP2008 and PEP2007 units in the R&C Newman Revocable Trust. The 36,000 outstanding options are held in the R&C Newman Partnership LP. The remaining 49,141 outstanding options, 16,709 of his RSU2009 and 50,126 of his PEP2009 units are held in his individual name. These amounts represent all outstanding long-term incentive awards held directly and indirectly by Mr. Newman.

        The table below provides information on the vesting schedules associated with the outstanding long-term incentive awards listed above.

Award Type	Expiration Date	Vesting Schedule
Option	12/1/2015	Three year graded (33% each year) on the anniversary of December 1, 2008.
Option	12/2/2011	These options are fully vested.
Option	11/20/2010	These options are fully vested.
Option	10/3/2012	These options are fully vested.
RSU2009	—	The restricted stock units cliff vest 100% on December 15, 2011.
PEP2009	—	The performance units cliff vest 100% on December 31, 2011, subject to satisfaction of performance conditions.
PEP ET 2009	—	The performance units cliff vest 100% on December 31, 2010, subject to satisfaction of performance conditions.
PEP2008	—	The performance units cliff vest 100% on December 31, 2010, subject to satisfaction of performance conditions.
PEP2007	—	The performance units cliff vest 100% on December 31, 2009, subject to satisfaction of performance conditions.

        All of the PEP, RSU and Stock Option awards become vested based upon the time and performance-based vesting criteria described under the Long-Term Incentive Compensation section in the "Compensation Discussion & Analysis" of this proxy statement.

 Options Exercises and Stock Vested for Fiscal Year 2009

        The following table sets forth information with respect to options exercised and stock awards vested by the Named Executive Officers during FY2009. Mr. Krusi did not have any stock awards vest nor did he exercise any options FY2009.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
John M. Dionisio President, CEO	150,000	$3,326,280	192,476	$4,831,148
Richard G. Newman Chairman(2)	420,000	$9,773,140	114,090	$2,863,659
Michael S. Burke EVP, CFO	—	$0	18,830	$472,633
Nigel C. Robinson EVP, Geographies	54,000	$966,390	18,000	$451,800

(1)
This column reflects amounts vested from PEP06 awards granted on October 1, 2005. The value of such units is based on units earned and vested on December 31, 2008 multiplied by the January 15, 2009, common stock price of $25.10.

(2)
Mr. Newman exercised 240,000 stock options from the R&C Newman Revocable Trust and 180,000 stock options from the R&C Newman Partnership LP.

 Pension Benefits for Fiscal Year 2009

        The following table sets forth information with respect to the present value of the accumulated pension benefits for the Named Executive Officers during FY2009. Messrs. Burke and Krusi are not eligible to participate in any of the AECOM Pension Plans.

        As of October 9, 2009, AECOM froze all future benefit accruals under the AECOM Technology Corporation Pension Plan, AECOM Technology Corporation Management Supplemental Executive Retirement Plan (M-SERP) and 1992 AECOM Technology Corporation Supplemental Executive Retirement Plan. For further information, please reference the Benefit, Retirement and Perquisite Programs section of the "Compensation Discussion & Analysis" in this proxy statement.

Name and Principal Position	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)		Payments During Last FY ($)
John M. Dionisio President, CEO	Pension Plan(2)	22.5000	$190,504		$0
	Management Supplemental Executive Retirement Plan(3)	22.5000	$263,067		$0
	1992 Supplemental Executive Retirement Plan(4)	22.5000	$2,393,317		$0
Richard G. Newman Chairman	Pension Plan(2)	32.2500	$761,332		$95,595
	Management Supplemental Executive Retirement Plan(3)	32.2500	$144,310		$18,117
Nigel C. Robinson EVP, Geographies	Australia Superannuation Plan(5)	20.1667	$1,608,785	(6)	$0

(1)
Liabilities shown in this table are computed using the projected unit credit method reflecting average salary and service as of FY2009. The material assumptions used to determine these liabilities can be located in note 10 to our consolidated financial statements found in our Annual Report on Form 10-K, except we assumed no pre-retirement decrements and that retirement occurs on the respective plans' earliest unreduced retirement age.

(2)
AECOM Technology Corporation Pension Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and "Final Average Compensation." Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a) (17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(3)
AECOM Technology Corporation Management Supplemental Executive Retirement Plan (M-SERP)—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a) (17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. The participant's benefit under this plan is equal to the participant's Total AECOM Pension Plan Benefit minus the benefit payable to the participant under the AECOM Technology Corporation Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service and the participant has to be a member of a select group of management or highly compensated employees, is an officer, is eligible for the AECOM Technology Corporation Incentive Compensation Plan and has been selected by the Compensation and Organization

  Committee to participate in the plan. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(4)
1992 AECOM Technology Corporation Supplemental Executive Retirement Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. The participant's benefit under this plan is equal to the participant's Unlimited AECOM Pension Plan benefit minus the benefit payable to the participant under the AECOM Technology Corporation Management Supplemental Executive Retirement Plan and the AECOM Technology Corporation Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs when the participant is a member of a select group of management or highly compensated employees, has completed at least five years of Service, is at least 50 years old and has been selected by the Board of Directors to participate in the plan. Early retirement age is the first day of any month after age 55, provided the participant has earned three years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(5)
AECOM Australia Superannuation Plan—This plan is a funded defined benefit plan established on July 1, 1965. The plan has been closed to new defined benefit members. For active defined benefit employees, the plan provides lump sum benefits to Executive members on leaving service for any reason. On retirement between age 55 and 65, the benefit is 18.5% of the final average salary for each year of pensionable service. On death or total and permanent disablement the benefit is determined as the prospective retirement benefit at age 65; with the unfunded part of this benefit insured. Insured benefits are also payable on temporary disablement for a maximum period of 2 years. On leaving service before age 55, the benefit is the greater of a discounted accrued retirement benefit and an accumulation of contributions with investment earnings (based on contributions of 8% of salary for Executive members).

(6)
Mr. Robinson's present value of accumulated benefit was AUD$2,194,526 converted to $1,608,785 based on an average exchange rate for FY2009 from Australian Dollars to U.S. Dollars of AUD$1 = $0.73309 (all average exchange rate data provided by Oanda.com).

 Nonqualified Deferred Compensation for Fiscal Year 2009

        The following table sets forth information with respect to activity in the nonqualified deferred compensation plan by the Named Executive Officers during FY2009. Mr. Robinson is not eligible to participate in the AECOM Deferred Compensation Plan (DCP) and Mr. Krusi elected to not participate.

        For FY2009, participants were allowed to defer the same elements of compensation into the DCP as are allowed to be deferred under the qualified AECOM Technology Corporation Retirement & Savings Plan (RSP). The DCP is a nonqualified plan that enables highly compensated employees to defer compensation that they might otherwise have contributed to the tax qualified RSP. Up to 50% of base salary and 100% of any bonus made by deferred into the DCP. Employees may elect to invest in AECOM common stock units or mutual funds. Contributions into AECOM common stock units are credited to the participant's account based on the fair market value of the Company's common stock. Participants were provided a 10% company match, credited in the form of additional common stock units, on all contributions to the AECOM stock fund in the plan; the match is 100% vested after three years of service with the Company. All of the Named Executive Officers, with balances in the DCP, are 100% vested in their company match.

        In November 2008, all DCP participants were provided with an opportunity to change to their distribution election for their DCP balance as of December 31, 2008. The distribution options are as follows: 1) a single lump-sum distribution paid six months following the end of the quarter in which termination of employment occurs or 2) 2 to 15 annual installments with the first installment occurring six months following the end of the quarter in which termination of employment occurs with all future installments paid annually in January.

        At the time of the Company's initial public offering (IPO) in May 2007, all AECOM shareholders were offered the opportunity to sell shares into the IPO and to elect a one-time diversification of AECOM stock units held in the DCP into various mutual fund investment alternatives. Named Executive Officers at that time were not able to participate in this diversification until the end of the 180-day lock-up period required by the underwriters. Due to significant corporate events, including the announcement of several acquisitions, the diversification program was delayed beyond the initial 180-day period. In February 2009, the persons who were Named Executive Officers at the time of the IPO were given the option to elect the one-time diversification of their AECOM stock units held in their DCP accounts as of January 30, 2009. Of the current Named Executive Officers, only our CEO was a Named Executive Officer at the time of the IPO and was thus given the opportunity to diversify his holdings in AECOM stock, which he elected to do.

        The DCP was closed to new contributions effective December 14, 2009. DCP account balances are expected to be distributed mid December 2010 (approximately one year from the DCP's termination date). For additional information regarding the termination of the DCP, please see the Benefit, Retirement and Perquisite Programs section of the CD&A.

Name and Principal Position	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
John M. Dionisio President, CEO	$546,657	$40,708	$738,582	$0	$8,523,404
Richard G. Newman Chairman	$194,231	$0	$2,424,687	$0	$27,486,288
Michael S. Burke EVP, CFO	$156,250	$15,625	$165,940	$0	$1,767,909

(1)
This column represents FY2009 employee contributions to the DCP which are also included in the Salary and Bonus columns of the Summary Compensation Table of this proxy statement.

(2)
This column represents FY2009 Company Matching contributions to the DCP. The values in this column are also included in the All Other Compensation column of the Summary Compensation Table for the Named Executive Officers.

(3)
This column represents the difference in the DCP beginning balance as of October 1, 2008 and the DCP ending balance as of September 30, 2009, less any employee and/or company matching contributions and any withdrawals and/or distributions during FY2009. The values in this column are not represented in the Summary Compensation Table for the Named Executive Officers.

(4)
This column represents the DCP ending balance as of September 30, 2009. A portion of the amounts in this column were reported in the Company's Summary Compensation Table for previous years.

 Payments and Benefits upon Termination or Change in Control

        Payments and benefits that would be provided to each Named Executive Officer in addition to those received by all employees (such as 401(k) and paid time off) as a result of certain termination events are set forth in the table below. The amounts shown assume termination of employment effective as of September 30, 2009.

        No Named Executive Officer has an employment agreement that provides for termination severance or change in control.

        Pursuant to the AECOM Technology Corporation Change in Control Severance Policy for Key Executives, the Named Executive Officers in the table below will receive the following benefits:

  •
  Upon a change in control ("single trigger"): (i) full vesting acceleration of equity awards only if the surviving entity does not continue or substitute such awards post-closing; and, (ii) deemed satisfaction of PEP Award targets based on actual performance through the change in control date and conversion of PEPs to unvested restricted stock units that will continue to vest based on continued employment through time-based vesting period for the PEPs (generally through December 31 following the end of the PEP performance cycle).

  •
  Upon a termination without cause or with good reason within the period that begins 90 days prior to a change in control and ends 18 months following a change in control ("double trigger"): (i) full vesting acceleration of all unvested PEP (but based on actual performance through the change in control date), stock option, restricted stock unit and other equity awards; (ii) a lump sum cash severance payment equal to a multiple (2.0x for CEO and Chairman and 1.5x for other participants) of participant's base salary and average bonus over the 3 years prior to the year of termination (but including only those years in which the participant was employed as a key executive of the Company); and (iii) continued health coverage for number of years equal to the severance multiple (i.e. either two years or eighteen months).

        Pursuant to the terms of each of the PEP awards ("Long-Term Incentives" in the tables below) held by our Named Executive Officers, upon the date of a termination of the executive's employment as a result of death or Total and Permanent Disablement, the unvested awards will vest on a pro-rata basis which will then be applied to the percent earned at the time of the event. Total and Permanent Disablement means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Pro-rata vesting is calculated as the percentage where the denominator is the number of months in the performance cycle of the relevant award and the numerator is the number of whole months from the beginning date of the performance cycle through the date of the executive's termination.

        Details regarding the AECOM Technology Change in Control Severance Policy are provided below:

  •
  "Cause" means (i) the commission of an act of fraud or theft against the Company; (ii) conviction (including a guilty plea or plea of nolo contendere) of any felony; (iii) conviction (including a guilty plea or plea of nolo contendere) of any misdemeanor involving moral turpitude which could, in the administrator's opinion, cause material injury to the Company; (iv) a material violation of any material Company policy; (v) willful or repeated non-performance or substandard performance of material duties to the Company which is not cured within 30 days after written notice thereof to the executive; or (vi) violation of any local, state or federal laws, rules or regulations in connection with or during performance of the executive's duties to the Company that could, in the administrator's opinion, cause material injury to the Company, that remains uncured after 30 days notice thereof.

  •
  "Change in Control" means the consummation of the first to occur of: (i) any "person" becomes the "beneficial owner", directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company's then outstanding voting securities; (ii) a change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are "incumbent directors" (those directors serving on the date the policy is adopted and any replacements approved by the Board); (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation in which the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation receive, in exchange for their voting securities of the Company in consummation of such merger or consolidation, securities possessing at least fifty percent (50%) of the total voting power represented by the outstanding voting securities of the surviving entity (or ultimate parent thereof) immediately after such merger or consolidation; or (iv) the sale, lease or other disposition by the Company of all or substantially all the Company's assets.

  •
  "Good Reason" means a termination of a participant's employment with the Company by the participant, upon 90 days written notice to the Company and after giving the Company 30 days to cure (if curable), if, other than for cause, any of the following has occurred: (i) any material reduction in the executive's base salary; (ii) a material reduction in the executive's authority, duties or responsibilities, (iii) the material breach by the Company (or any subsidiary) of any written employment agreement covering the executive or (iv) the transfer of the executive's primary workplace by more than fifty (50) miles from the executive's then existing primary workplace; provided, however, that, in each case, the executive resigns within 30 days after the expiration of the Company's cure period referred to above.

Name and Principal Position	Plan Name	Death	Early Retirement and Voluntary Termination	Retirement	Resignation Upon Change of Control	Total and Permanent Disability	Involuntary Termination for Cause	Involuntary Termination Without Cause	Involuntary Termination Upon Change of Control(1)
John M. Dionisio President, CEO	Pension Plan(2)	$91,451	$184,719	$190,504	$184,719	$184,719	$184,719	$184,719	$184,719
	Management Supplemental Exec. Retirement Plan(2)	$126,284	$255,079	$263,067	$255,079	$337,642	$255,079	$255,079	$255,079
	1992 Supplemental Exec. Retirement Plan(2)	$3,305,865	$3,086,245	$2,886,496	$3,086,245	$3,086,245	$0	$3,086,245	$3,086,245
	Long-Term Incentive(3)	$7,350,747	$0	$0	$0	$7,350,747	$0	$0	$12,648,571
	Severance Payment	$0	$0	$0	$0	$0	$0	$228,466	$4,880,035
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$14,705
Richard G. Newman, Chairman	Pension Plan(2)	$387,512	$761,332	$761,332	$761,332	$761,332	$761,332	$761,332	$761,332
	Management Supplemental Exec. Retirement Plan(2)	$73,453	$144,310	$144,310	$144,310	$144,310	$144,310	$144,310	$144,310
	Long-Term Incentive(3)	$3,663,576	$0	$3,663,576	$0	$3,663,576	$0	$0	$5,957,845
	Severance Payment	$0	$0	$0	$0	$0	$0	$219,235	$4,600,038
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$14,786
Michael S. Burke EVP, CFO	Long-Term Incentive(3)	$3,514,601	$0	$0	$0	$3,514,601	$0	$0	$5,861,393
	Severance Payment	$0	$0	$0	$0	$0	$0	$132,696	$1,625,024
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$15,104

Name and Principal Position	Plan Name	Death	Early Retirement and Voluntary Termination	Retirement	Resignation Upon Change of Control	Total and Permanent Disability	Involuntary Termination for Cause	Involuntary Termination Without Cause	Involuntary Termination Upon Change of Control(1)
Nigel C. Robinson EVP, Geographies(4)	Australia Superannuation Plan(5)	$2,715,198	$1,608,785	$1,608,785	$1,608,785	$2,715,198	$1,608,785	$1,608,785	$1,608,785
	Long-Term Incentive(3)	$812,436	$0	$0	$0	$812,436	$0	$0	$1,315,978
	Severance Payment	$0	$0	$0	$0	$0	$0	$0	$1,350,000
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$23,651
Alan P. Krusi EVP, Corporate	Long-Term Incentive(3)	$456,002	$0	$0	$0	$456,002	$0	$0	$1,128,891
Development
	Severance Payment	$0	$0	$0	$0	$0	$0	$102,677	$1,402,399
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$27,088

(1)
Under the Change in Control Severance Policy in the event that any benefit payable constitutes a "parachute payment" within the meaning of Internal Revenue Code Section 280G and would be subject to excise tax imposed by Section 4999 of the Internal Revenue Code, then payments shall be provided either in full or reduced to an amount in which no portion of the benefits would be subject to excise tax, whichever provides the greatest after-tax benefit. The amounts in the table represent the benefits without consideration of reduction to avoid excise tax.

(2)
Present Value of Accumulated Benefits ($)—Liabilities shown in this table for the AECOM Technology Corporation Pension Plan and the AECOM Technology Corporation Management Supplemental Executive Retirement Plan are computed using the same material assumptions used to determine the analogous liabilities located in note 10 to our consolidated financial statements found in our Annual Report on Form 10-K, except that the values provided are the values had the participant terminated and received immediate benefits as of September 30, 2009. In addition, the values provided above for the 1992 AECOM Technology Corporation Supplemental Executive Retirement Plan have been calculated using the plan's lump sum basis, which is a 4.27% interest rate and GAM83 mortality for distributions made during the plan year ending September 30, 2009.

(3)
This row includes the payment of all outstanding RSU2009, PEP2007, PEP2008, PEP ET 2009 and PEP2009 awards upon death, Total and Permanent Disability and Retirement as applicable for each individual. All calculations in this row are based on the AECOM common stock price as of September 30, 2009 which was $27.14 per share.

(4)
Mr. Robinson may be eligible upon termination for statutory severance under Australian laws.

  Australia Superannuation Plan—This plan is a funded defined benefit plan established on July 1, 1965. The plan has been closed to new defined benefit members. For active defined benefit employees, the plan provides lump sum benefits to Executive members on leaving service for any reason. On retirement between age 55 and 65, the benefit is 18.5% of the final average salary for each year of pensionable service. On death or total and permanent disablement the benefit is determined as the prospective retirement benefit at age 65; with the unfunded part of this benefit insured. The death benefit is a lump sum equal to 18.5% of current salary multiplied by the number of years of membership in the plan the participant would have had if they had survived and terminated on their normal retirement date. Insured benefits are also payable on temporary disablement for a maximum period of 2 years. On leaving service before age 55, the benefit is the greater of a discounted accrued retirement benefit and an accumulation of contributions with investment earnings (based on contributions of 8% of salary for Executive members).

  Mr. Robinson's values shown above in this row were converted from AUD to USD based on an average exchange rate for FY2009 from Australian Dollars to U.S. Dollars of AUD$1 = $0.73309 (all average exchange rate data provided by Oanda.com). His accumulated benefit was AUD$2,194,526 converted to $1,608,785 and the present value of death benefit and permanent disability benefit was AUD$3,703,772 converted to $2,715,198.

 Directors Compensation for Fiscal Year 2009

        The following table sets forth information with respect to the compensation that members of the AECOM Board of Directors have received in FY2009. Messrs. Dionisio and Newman are employee directors shown on the Summary Compensation Table and do not receive separate compensation for activities as Board members. Mr. Bong is an employee director who is not shown on the Summary Compensation Table and does not receive separate compensation for activities as a Board member.

Director Compensation

        Those of our directors who also serve as officers of us or our subsidiaries are not compensated by us for attending meetings or performing any other function of the Board of Directors. All other directors are paid a retainer of $36,000 per year. In addition, these outside directors receive the following meeting fees:

  •
  Board of Directors and committee fees of $1,500 per meeting when in person and $1,000 when telephonic;

  •
  Committee Chair fees for Compensation and Organization, Nominating and Governance and Planning, Finance and Investment Committees of $3,000 per meeting when in person and $2,000 per meeting when telephonic instead of the regular committee fees; and

  •
  Audit Committee Chair fees of $4,500 per meeting when in person and $3,000 when telephonic instead of the regular committee fees.

        In lieu of a retainer, our Lead Director is paid the regular meeting fee for attendance at committee meetings, regardless of whether he or she is a member of the committee. Each outside director also receives a $1,000 per day fee for attendance at other qualifying Board-related functions in his or her capacity as a director.

        At the time each outside director is first elected to our Board of Directors, he or she receives options to purchase 10,000 shares of our common stock in accordance with our Non-Employee Director compensation policy and thereafter will receive annually options for a number of shares approved by the Board of Directors. The exercise price for such options is the market value of our common stock on the date of grant and the options are exercisable 12 months after the grant date. Awards are made pursuant to our 2006 Stock Incentive Plan.

        In August 2009, our Board of Directors approved changes to the compensation paid to outside directors, based on a recommendation from the Compensation and Organization Committee, which reviewed a report prepared by Towers Perrin of competitive benchmarking data using the same peer companies utilized for the executive compensation analyses. Effective January 2010, these directors are paid a retainer of $50,000 in addition to meeting fees which remain unchanged. The annual long-term incentive award has been changed to $100,000, comprised of 50% in time-vested restricted stock units (RSUs) and 50% in stock options. We believe the addition of RSUs more closely aligns us with our peers, the broader general industry and current corporate governance guidelines. In lieu of the initial grant of options, each outside director who joins our Board of Directors will receive an annual long-term incentive award pro-rated for the number of quarters he or she has served.

        Until December 14, 2009, our outside directors were entitled to defer some or all of their annual retainers and meeting fees to our nonqualified Deferred Compensation Plan ("DCP") and receive common stock units plus a ten percent (10%) company match. The DCP was terminated as of December 14, 2009. DCP account balances are scheduled to be distributed mid-December 2010 (approximately one year from the DCP's termination date) in a single lump-sum payment. For further information regarding the termination of the DCP, please see "Compensation Discussion and Analysis—Benefit, Retirement and Perquisite Programs" above.

Name and Principal Position	Fees Earned or Paid in Cash($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total($)
Francis S. Y. Bong(4)	—	—	—	$887,196
H. Frederick Christie	$78,000	$41,418	$17,247	$136,665
James H. Fordyce	$57,000	$41,418	$20,845	$119,263
S. Malcolm Gillis	$59,500	$41,418	$16,550	$117,468
Linda Griego	$65,500	$41,418	$7,515	$114,433
Robert J. Lowe	$63,000	$41,418	$15,970	$120,388
Norman Y. Mineta	$61,000	$41,418	$7,332	$109,750
William G. Ouchi	$66,000	$41,418	$10,000	$117,418
William P. Rutledge	$73,500	$41,418	$12,691	$127,609

(1)
These amounts include annual retainer fees and board and committee meeting fees earned in FY2009. The following directors deferred amounts from their retainer fees and board and committee meeting fees paid in FY2009 into the Deferred Compensation Plan (DCP): Christie—$78,000 Fordyce—$57,000, Gillis—$59,500, Lowe—$23,500, Mineta—$61,000 and Rutledge—$29,500.

(2)
On March 5, 2009, each non-employee director received a stock option grant to purchase 10,000 shares of common stock with a fair market value of $71,000 granted with an exercise price of $21.01 per share. The options become 100% vested on the first anniversary of the grant date (March 5, 2010) and expire 7 years from the date of grant. In FY09, the vesting period of the Board stock option grants changed from six months to one year. The amounts in this column represent the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2009 in accordance with Codification Topic 718 for nonqualified stock options, regardless of when the options were granted, and include amounts from awards granted in the applicable year. The fair value of these awards is based on the Black-Scholes option pricing model on the date of grant. Assumptions used in the calculation of these amounts are included in "Stock Plans" in note 17 to the company's audited financial statements for the fiscal years ended September 30, 2009 included in the company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission.

  The directors have the following number of stock options outstanding as of September 30, 2009: Christie—54,000 vested stock options and 10,000 unvested stock options, Fordyce—17,500 vested stock options and 10,000 unvested stock options, Gillis—10,000 vested stock options and 10,000 unvested stock options, Griego—40,000 vested stock options and 10,000 unvested stock options, Lowe—54,000 vested stock options and 10,000 unvested stock options, Mineta—20,000 vested stock options and 10,000 unvested stock options, Ouchi—36,000 vested stock options and 10,000 unvested stock options and Rutledge—54,000 vested stock options and 10,000 unvested stock options.

(3)
These amounts include company match on deferred pre-tax contributions from fees earned during FY2009 into the DCP, with the exception of Ms. Griego and Mr. Ouchi; company matching contributions to charitable organizations, with the exception of Messrs. Mineta and Rutledge; company-paid tickets to sporting events, with the exception of Messrs. Gillis, Mineta and Ouchi; and spousal travel to Board events with the exception of Messrs. Gillis, Lowe and Ouchi.

(4)
Below is a summary of FY2009 compensation for Mr. Bong, an employee director. Effective April 1, 2009, Mr. Bong was employed on a part-time basis. All amounts were valued using the average exchange rate for FY2009, from Hong Kong Dollars to U.S. Dollars, of HKD$1 = $0.12899 provided by Oanda.com, with the exception of the stock and options awards which were valued in U.S. Dollars.

Name	Year	Salary ($)	Bonus ($)(a)	Stock Awards ($)(b)	Option Awards ($)(c)	All Other Compensation ($)(d)	Total ($)
Francis S. Y. Bong(a)	2009	$301,837	$175,000	$205,250	$8,334	$196,788	$887,209

(a)
This amount includes the incentive compensation earned in FY2009 but paid in December 2009 and all cash bonuses accrued and paid in FY2009. This amount excludes the FY2008 incentive compensation paid in December 2008 because such amounts were accrued in FY2008 and included in the FY2008 compensation disclosures.

(b)
This amount represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2009 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (which formerly was referred to as SFAS 123R) for PEPs and RSUs including amounts from awards granted in and prior to the applicable year.

(c)
This amount represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2009 in accordance with Codification Topic 718 for nonqualified stock options, regardless of when the options were granted, and include amounts from awards granted in and prior to the applicable year. The fair value of these awards is based on the Black-Scholes option pricing model on the date of grant. Assumptions used in the calculation of these amounts are included in "Stock Plans" in note 17 to the company's audited financial statements for the fiscal year ended September 30, 2009, included in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(d)
This amount includes company match in the Hong Kong Global Stock Plans, an additional company contribution of $76,843 of AECOM shares per the terms of the Grandfathered Directors Hong Kong Stock Investment Plan, company contributions to the Hong Kong MFP Pension Plan, travel expenses for his spouse to company events, travel allowance, housing allowance of $74,298, club membership dues, annual medical costs and a $20,000 executive allowance.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation and Organization Committee of our Board of Directors is a current or former officer or employee of our Company or had any relationships requiring disclosure under Item 404(a) of Regulation S-K. No executive officer of our Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Compensation and Organization Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence from AECOM Technology Corporation and its management. The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to us is compatible with the registered public accounting firm's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, for filing with the Securities and Exchange Commission.

Respectfully submitted,
William P. Rutledge, Chairman H. Frederick Christie Linda Griego Norman Y. Mineta William G. Ouchi

 AUDIT FEES

Independent Registered Public Accounting Firm and Fees

        The following table summarizes the fees for professional audit services provided by Ernst & Young LLP for the audit of the Company's annual, consolidated financial statements for the fiscal years ending September 30, 2009 and 2008, as well as fees billed for all other services provided by Ernst & Young LLP during those same periods:

	2009	2008
Audit Fees	$4,682,000	$3,526,000
Audit Related Fees	429,000	663,000
Tax Fees	1,489,000	1,804,000
All Other Fees	—	—

Total	$6,600,000	$5,993,000

        Audit Fees.    The fees identified under this caption were for professional services rendered by Ernst & Young LLP for fiscal years 2009 and 2008 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

        Audit-Related Fees.    The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption "Audit Fees." This category may include fees related to the performance of audits and attestation services not required by statute or regulations; due diligence activities related to acquisitions; contractor's license compliance procedures; and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

        Tax Fees.    The fees identified under this caption were for tax compliance, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. and international tax matters; assistance with foreign income and withholding tax matters; assistance with sales tax, value added tax, and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

        Approval Policy.    The Chairperson of our Audit Committee approves in advance all services provided by our independent registered public accounting firm. All such approvals are reported to the full Audit Committee. All engagements of our independent registered public accounting firm in fiscal years 2008 and 2009 were pre-approved by the Chairperson of the Audit Committee.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of January 4, 2010 by:

  •
  each person or group of affiliated persons who we know beneficially owns more than 5% of our common stock;

  •
  each of our directors and nominees;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. The table includes the number of shares underlying options and warrants that are exercisable within 60 days from January 4, 2010.

Name And Address Of Beneficial Owner(1)	Amount And Nature Of Beneficial Ownership(2)	Percent Of Class(%)(2)
Fidelity Management Trust Company(3) 2300 Litton Way Hebron, KY 41048	13,026,167	11.50%
BAMCO, Inc.(4) 767 Fifth Ave, 49th Floor New York, NY 10153	6,601,056	5.83%
John M. Dionisio(5)	453,419	*
Richard G. Newman(6)	1,780,994	1.57%
Francis S.Y. Bong(7)	1,101,635	*
H. Frederick Christie(8)	156,599	*
James H. Fordyce(9)	136,438	*
S. Malcolm Gillis(10)	87,370	*
Linda Griego(11)	61,407	*
Robert J. Lowe(12)	143,901	*
Norman Y. Mineta(13)	36,455	*
William G. Ouchi(14)	105,000	*
William P. Rutledge(15)	140,118	*
Michael S. Burke(16)	129,306	*
Alan P. Krusi(17)	3,365	*
Nigel C. Robinson(18)	145,937	*
All directors and executive officers as a group (17 persons)	4,865,151	4.25%

*
Indicates less than one percent.

(1)
Unless otherwise indicated, the address of each person in this table is c/o AECOM Technology Corporation, 555 South Flower Street, 37th Floor, Los Angeles, California 90071, Attention: Corporate Secretary.

(2)
Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of January 4, 2010 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(3)
Fidelity Management Trust Company acts as trustee with respect to our Retirement & Savings Plan.

(4)
Based solely on a Form 13F filed with the U.S. Securities and Exchange Commission on November 13, 2009, BAMCO, Inc., an investment advisor, reported that it had shared voting power of 6,202,871 shares and shared dispositive power of 6,601,056 shares.

(5)
Common stock includes 132,760 shares subject to options exercisable on or prior to March 5, 2010, 21,886 common stock units held in our DCP and 86,846 held in our RSP. Common stock also includes 69,200 shares held in his individual name and 142,726 shares held in his Merrill Lynch Brokerage Account.

(6)
Common stock includes 526,380 shares subject to options exercisable on or prior to March 5, 2010, which includes 36,000 shares subject to options exercisable held in the R&C Newman Partnership LP and 490,380 shares subject to options exercisable held in the R&C Newman Revocable Trust. Common stock also includes 888,670 common stock units held in our DCP, 601 shares held in our RSP, 44,392 shares held in the R&C Newman Partnership LP, 12,673 shares held in his Merrill Lynch Brokerage account under the R&C Newman Partnership LP, 128,347 shares held in his Merrill Lynch Brokerage account under the R&C Newman Revocable Trust, 109,931 shares held in the Richard R&C Newman Revocable Trust and 70,000 shares held in the C&R Newman Family Foundation.

(7)
Common stock includes 1,228 shares subject to options exercisable on or prior to March 5, 2010 and 257,400 shares held by AECOM Global Holdings, Ltd. where Halifax ESS Trustees International acts as trustee. Common stock also includes 812,832 shares held in Greenwood Nominees LTD and 30,175 shares held in his Merrill Lynch Brokerage Account.

(8)
Common stock includes 64,000 shares subject to options exercisable on or prior to March 5, 2010 and 61,399 common stock units held in our DCP. Common stock also includes 31,200 shares held in the Christie Family Trust.

(9)
Common stock includes 27,500 shares subject to options exercisable on or prior to March 5, 2010, 101,467 shares held by Secotan LLC and 7,471 common stock units held in our DCP.

(10)
Common Stock includes 20,000 shares subject to options exercisable on or prior to March 5, 2010 and 41,210 common stock units held in our DCP. Common stock also includes 26,160 shares held in his Merrill Lynch Brokerage Account.

(11)
Common Stock includes 50,000 shares subject to options exercisable on or prior to March 5, 2010 and 11,407 common stock units held in our DCP.

(12)
Common Stock includes 64,000 shares subject to options exercisable on or prior to March 5, 2010, 57,474 common stock units held in our Deferred Compensation Plan, 19,000 shares held in the Lowe Family Trust and 3,427 shares held in his Merrill Lynch Brokerage Account.

(13)
Common Stock includes 30,000 shares subject to options exercisable on or prior to March 5, 2010 and 6,455 common stock units held in our Deferred Compensation Plan.

(14)
Common Stock includes 46,000 shares subject to options exercisable on or prior to March 5, 2010 and 59,000 shares held in the WG Ouchi Consultants Pension Trust.

(15)
Common Stock includes 64,000 shares subject to options exercisable on or prior to March 5, 2010 and 64,351 common stock units held in our Deferred Compensation Plan, and 11,767 shares held in his Merrill Lynch Brokerage Account.

(16)
Common stock includes 33,923 shares subject to options exercisable on or prior to March 5, 2010 and 68,642 common stock units held in our DCP and 22,272 shares held in our RSP, also includes 3,753 shares held in his individual name and 716 shares held in his Merrill Lynch Brokerage Account.

(17)
Common stock includes 3,276 shares subject to options exercisable on or prior to March 5, 2010 and 89 common stock units held in our RSP.

(18)
Common Stock includes 3,276 shares subject to options exercisable on or prior to March 5, 2010 and 26,330 shares held by AECOM Global Holdings, Ltd. where Halifax ESS Trustees International acts as trustee. Common stock also includes 11,792 shares held in his individual name and 104,539 shares held in his Merrill Lynch Brokerage Account.

 OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10 percent of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These Section 16 reporting persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16 forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from Section 16 reporting persons, we believe that during our fiscal year ended September 30, 2009, all Section 16 reporting persons complied with all applicable filing requirements, except for the following:

  •
  A Statement of Changes in Beneficial Ownership of Securities on Form 4 was not timely filed in respect of our March 5, 2009 annual grant of stock options to our outside directors, for each of Ms. Griego and Messrs. Christie, Fordyce, Gillis, Lowe, Mineta, Ouchi and Rutledge. The Form 4s reporting the acquisition of these stock options were filed on March 17, 2009 for Mr. Rutledge; on March 18, 2009 for Mr. Ouchi; and on March 19, 2009 for Ms. Griego and Messrs. Christie, Fordyce, Gillis, Lowe and Mineta.

Incorporation by Reference

        In our filings with the Securities and Exchange Commission, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, which information should be considered as part of the filing that you are reading. Our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on November 27, 2009 is incorporated by reference herein. Based on Securities and Exchange Commission regulations, the reports of the Compensation and Organization Committee and Audit Committee, included above, are not specifically incorporated by reference into any other filings that we make with the Securities and Exchange Commission. This proxy statement is sent to you as part of the proxy materials for the 2010 Annual Meeting. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

Stockholders Sharing the Same Address

        Stockholders who may have more than one account holding AECOM stock but who share the same address may request to receive only a single set of annual meeting materials. Such requests should be submitted in writing to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary or online through the Information Request page in the "Investors" section of our website: www.aecom.com, or by calling Investors Relations at (212) 973-2982, and we will promptly make the changes that you have requested. Stockholders who choose to receive only one copy of the annual meeting materials will continue to have access to and utilize separate proxy voting instructions.

        If you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of the 2010 Annual Meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you.

Annual Report on Form 10-K

        Printed copies of our 2009 Annual Report on Form 10-K are available upon request without charge by calling Investors Relations at (212) 973-2982, by writing to AECOM Technology Corporation, 555 South

Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary, or requesting online through the Information Request page in the "Investors" section of our Web site: www.aecom.com.

Stockholder Proposals

  2010 Annual Meeting Proposals

        We were not notified of any stockholder proposals to be made at our upcoming 2010 Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the 2010 Annual Meeting.

  2011 Annual Meeting Proposals

        Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2011 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Corporate Secretary at the address set forth on the first page of this proxy statement no later than September 24, 2010. Any proposal should be addressed to our Corporate Secretary and may be included in next year's proxy materials only if such proposal complies with our Bylaws and the rules and regulations promulgated by the Securities and Exchange Commission. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

        In addition, the Company's Bylaws require that the Company be given advance written notice of nominations for election to the Company's Board of Directors and other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). The Corporate Secretary must receive such notice at the address set forth in the Introduction not later than December 5, 2010 and no earlier than November 5, 2010 for matters to be presented at the 2011 Annual Meeting. However, in the event that the date of the 2011 Annual Meeting is held before February 3, 2011 or after April 4, 2011, for notice by the stockholder to be timely it must be received no more than 120 days prior to the date of the 2011 Annual Meeting and not less than the later of the close of business (a) 90 days prior to the date of the 2011 Annual Meeting and (b) the tenth day following the day on which the notice of the 2011 Annual Meeting was mailed or public disclosure of such meeting was made. If timely notice is not received by the Company, then the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

Other Matters

        Our Board of Directors knows of no other matters that will be presented for consideration at the 2010 Annual Meeting. If any other matters are properly brought before the 2010 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote promptly by either electronically submitting a proxy or voting instruction card over the Internet or by telephone or by delivering to us or your broker a signed and dated proxy card.

By order of the Board of Directors, Christina Ching Corporate Secretary

Los Angeles, California
January 22, 2010

 ANNEX A

AECOM TECHNOLOGY CORPORATION EXECUTIVE INCENTIVE PLAN

SECTION 1.    PURPOSE

        The purpose of this Executive Incentive Plan (the "Plan") is to attract and retain key talent and provide incentives that promote short and long-term financial growth and stability to continuously enhance shareholder value. The Plan is designed to ensure that the certain incentives paid hereunder and/or under the AECOM Technology Corporation 2006 Stock Incentive Plan to executive officers of AECOM Technology Corporation, a Delaware corporation (the "Company"), qualify as performance-based compensation and are deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the "Code").

SECTION 2.    COVERED INDIVIDUALS

        Each executive officer (as such term is defined under Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended) of the Company along with such other key employees as designated by the Compensation & Organization Committee (the "Committee") of the Board of Directors (the "Board") of the Company (collectively the "Covered Individuals") will be eligible to receive an incentive payment hereunder.

SECTION 3.    PLAN ADMINISTRATOR

        (a)   The Plan will be administered by the Committee, so long as the Committee consists solely of two or more members of the Board, each of whom is an "outside director" as such term is defined under Section 162(m) of the Code. Subject to the limitations imposed under Section 162(m) of the Code, the Committee will have the sole discretion and authority to administer and interpret the Plan.

        (b)   Without limiting the foregoing, and subject to the express provisions and limitations set forth in the Plan, the Committee will be authorized and empowered to do all things necessary or desirable in connection with the administration of the Plan, including, without limitation, the following:

    (i)
    to prescribe, amend, and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

    (ii)
    to determine which Covered Individuals are eligible to be paid incentives under the Plan for any fiscal year and to which of such individuals, if any, incentive payments hereunder are actually paid;

    (iii)
    to verify the Company's Net Income (as defined below) and the extent to which the Company has satisfied any other performance goals or other conditions applicable to the payment of incentives under the Plan;

    (iv)
    to interpret and construe the Plan, any rules and regulations under the Plan, and the terms and conditions of any incentive opportunities provided hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

    (v)
    to make all other determinations deemed necessary or advisable for the administration of the Plan.

        (c)   All decisions, determinations and interpretations by the Committee regarding the Plan will be final and binding on all Covered Individuals who are participants under the Plan. The Committee will consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select. A Covered Individual or other person claiming any benefits under the Plan may contest a decision or action by the Committee with respect to such person or an actual or potential incentive under the Plan only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action will be limited to determining whether the Committee's decision or action was arbitrary or capricious or was unlawful.

SECTION 4.    INCENTIVE AWARDS

        (a)    Incentive Formula.    Incentives will only be paid to Covered Individuals under the Plan if there is positive Net Income over the applicable fiscal year. Each fiscal year the Company's Chief Executive Officer shall be a Covered Individual and shall be eligible to receive an incentive payment under the Plan of up to three percent (3.00%) of the Company's Net Income for such fiscal year. Each fiscal year each Covered Individual other than the Company's Chief Executive Officer shall be eligible to receive an incentive payment under the Plan of up to one and a half percent (1.50%) of the Company's Net Income for such fiscal year. For purposes of the Plan, the term "Net Income" means the Company's net income as set forth in its audited financial statements, as adjusted to: (i) exclude the dilutive effects of acquisitions or joint ventures; (ii) assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a fiscal year following such divestiture; (iii) exclude restructuring and/or other nonrecurring charges; (iv) exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (v) exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        (b)    Establishment of Incentive Program.    Not later than the ninetieth (90th) day of the applicable fiscal year, the Committee may establish, in writing, the incentive program under the Plan for the fiscal year by determining the Covered Individuals who will be eligible to participate in the Plan for such fiscal year.

        (c)    Certification.    As soon as reasonably practicable following the conclusion of each fiscal year and prior to the payment of any incentive under the Plan, the Committee will certify, in writing, the calculation of the Company's Net Income for the fiscal year and (i) the potential maximum incentive that each Covered Individual is eligible for under subsection (a), and (ii) the actual incentive, if different, that the Committee has determined shall be paid to the participant, in each case, as and to the extent required by Section 162(m) of the Code. No incentive payment will be paid under the Plan unless and until the Committee makes a certification in writing as required to satisfy the conditions for qualifying performance-based compensation under Section 162(m) of the Code.

        (d)    Committee Discretion to Reduce Incentive Payment.    The Committee retains sole and absolute discretion to reduce the amount of or eliminate any incentive otherwise payable to a Covered Individual under the Plan. In determining the amount of any reduced incentive, the Committee reserves the right to apply such factors as it deems relevant, including, but not limited to, the achievement of other financial, strategic or individual goals, which may be objective or subjective, to determine a revised incentive amount. The reduction of the amount of any incentive payable to a Covered Individual with respect to a fiscal year shall not permit an increase in the amount of the incentive payable to any other Covered Individual for such fiscal year.

SECTION 5.    PAYMENT OF INCENTIVE

        (a)   An incentive awarded under the Plan for a fiscal year may be paid in cash and/or in the form of equity incentive awards under the Company's 2006 Stock Incentive Plan (or any other equity compensation plan maintained by the Company from time to time) at such times and on such terms and conditions as the Committee may determine subsequent to the Committee's certification pursuant to Section 4(c) for the fiscal year.

        (b)   No incentive will be earned for a given fiscal year unless the Covered Individual is an employee of the Company or its subsidiaries at the time such incentive is paid or as otherwise determined by the Committee. The Committee may make exceptions to this requirement on a case-by-case basis.

        (c)   Payments under the Plan are intended to qualify for the short-term deferral exception under Section 409A of the Code. As such, if the Committee waives the requirement that a Covered Individual must be employed on the date the incentive is to be paid, payout of incentives under the plan shall occur no later than the fifteenth (15th) day of the third (3rd) month following the later of (i) the end of the Company's fiscal year with respect to which such incentive is earned, or (ii) the end of the calendar year that contains the last day of the Company's fiscal year with respect to which such incentive is earned.

SECTION 6.    AMENDMENT AND TERMINATION

        The Company reserves the right to amend or terminate the Plan at any time with respect to future services of Covered Individuals. Plan amendments may be adopted by the Committee, and will require stockholder approval only to the extent required to satisfy the conditions for exemption under Section 162(m) of the Code or otherwise.

SECTION 7.    TAX WITHHOLDING

        The Company will have the right to make all payments or distributions pursuant to the Plan to a participant, net of any applicable taxes required to be paid or withheld.

SECTION 8.    EFFECTIVE DATE AND STOCKHOLDER APPROVAL

        This Plan was adopted by the Board and is effective on December 3, 2009 (the "Effective Date"), subject to approval by the Company's stockholders in accordance with Section 162(m) of the Code. No incentives will be paid under the Plan unless such stockholder approval has been obtained. The Plan may be terminated by the Board or the Committee at any time.

SECTION 9.    NON-ASSIGNABILITY

        Unless the Committee expressly states otherwise, no participant in the Plan may sell, assign, convey, gift, pledge or otherwise hypothecate or alienate any incentive opportunity or amounts determined by the Committee to be payable under the Plan, until such amounts (if any) are actually paid.

SECTION 10.    NON-EXCLUSIVITY OF PLAN

        Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval will be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, cash or equity-based compensation arrangements, either tied to performance or otherwise, and any such other arrangements as may be either generally applicable or applicable only in specific cases.

SECTION 11.    NO RIGHT TO CONTINUED EMPLOYMENT

        Neither the Plan, selection of a person as a Covered Individual eligible to be paid incentives under the Plan nor the payment of any incentive to any participant under the Plan nor any action by the Company or the Committee will be held or construed to confer upon any person any right to be continued in the employ of the Company or its subsidiaries. Subject to applicable law, the Company expressly reserves the right to discharge any participant whenever in the sole discretion of the Company its interest may so require.

SECTION 12.    NO VESTED INTEREST OR RIGHT

        At no time before the actual payout of an incentive to any participant under the Plan will any participant accrue any vested interest or right whatsoever under the Plan, and the Company has no obligation to treat participants identically under the Plan.

SECTION 13.    GOVERNING LAW

        The Plan and any agreements and documents hereunder will be interpreted and construed in accordance with the laws of the State of Delaware (without regard to principles of conflicts of law) and applicable federal law. The Committee may provide that any dispute concerning the Plan will be presented and determined in such forum as the Committee may specify, including through binding arbitration.

 ANNEX B

AECOM TECHNOLOGY CORPORATION EMPLOYEE STOCK PURCHASE PLAN

1.     TITLE OF PLAN

        The title of this plan is the AECOM Technology Corporation Employee Stock Purchase Plan, hereinafter referred to as the "Plan."

2.     PURPOSE

        The Plan is intended to encourage ownership of Common Stock of the Company by all Eligible Employees and to provide incentives for them to exert maximum efforts for the success of the Company. By extending to Eligible Employees the opportunity to acquire proprietary interests in the Company and to participate in its success, the Plan may be expected to benefit the Company and its shareholders by making it possible for the Company to attract and retain qualified employees. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986 (the "Code").

3.     DEFINITIONS

        As used in this Plan:

  (a)
  "Board" means the Board of Directors of the Company.

  (b)
  "Committee" means the Compensation & Organization Committee of the Board.

  (c)
  "Common Stock" means the common stock, $.01 par value per share, of the Company.

  (d)
  "Company" means AECOM Technology Corporation

  (e)
  "Compensation" means the base salary or base wages, plus all overtime pay received from the Company and/or Subsidiaries (but excluding all bonus compensation).

  (f)
  "Eligible Employee" means an Employee eligible to participate in the Plan under the terms of Section 6.

  (g)
  "Employee" means an employee of the Company or a Subsidiary, provided that an interim or temporary employee shall not be considered an Employee unless he or she has performed two years of service with the Company or a Subsidiary. An individual who has been classified by the Company or a Subsidiary as an independent contractor shall not qualify as an "Employee" for purposes of the Plan, unless a court or governmental agency determines that the individual is an "Employee" for purposes of Treas. Reg. § 1.421-1(h).

  (h)
  "Offering Period" means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined pursuant to Section 6.

  (i)
  "Participant" means an Eligible Employee that elects to participate in the Plan, as described in Section 6.

  (j)
  "Plan Administrator" means the Committee and the individual or individuals appointed by the Committee under Section 5(a).

  (k)
  "Subsidiary" means any corporation in which the Company controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock and which has been designated by the Committee as a corporation whose employees may participate in this Plan.

4.     STOCK SUBJECT TO THE PLAN

        Subject to adjustment from time to time as provided in Section 8, the total number of shares of Common Stock which may be issued under the Plan is 8,000,000, which may be unissued shares, treasury shares or shares bought on the market.

5.     ADMINISTRATION

  (a)
  The Plan shall be administered by the Committee. The Committee may delegate administrative matters relating to the Plan (for the avoidance of doubt, including its authority under Section 5(b)(i) of this Plan, but excluding its authority under Section 5(b)(ii) of this Plan), to such of the Company's officers or employees as the Compensation Committee so determines.

  (b)
  The Plan Administrator shall have the plenary power, subject to and within the limits of the express provisions of the Plan:

  (i)
  to construe and interpret the Plan and to establish, amend, and revoke rules and regulations for its administration, including determining all questions of policy and expediency that may arise, and correcting any defect, supplying any omission, reconciling any inconsistency and interpreting or resolving any ambiguity in the Plan or in any instrument associated with the Plan in a manner and to the extent it shall deem necessary or appropriate to operation of the Plan; and

  (ii)
  to the extent not provided in this Plan, to establish the terms under which Common Stock may be purchased, including but not limited to: the purchase price of Common Stock, the commencement date of an Offering Period, the duration of an Offering Period, the number of Offering Periods per year, the minimum and maximum amount of contributions allowable per Participant in an Offering Period, and the number of shares purchasable in an Offering Period.

  (c)
  The Plan Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Plan Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not in the Plan.

  (d)
  The Plan Administrator may adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and shall be deemed to be outside the scope of Section 423 of the Code unless the terms of the sub-plan provide to the contrary. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 4, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. The Plan Administrator shall not be required to obtain the approval of stockholders prior to the adoption, amendment or termination of any sub-plan unless required by the laws of the foreign jurisdiction in which Eligible Employees participating in the sub-plan are located.

6.     ELIGIBILITY AND PARTICIPATION

        The persons eligible to participate in the Plan (Eligible Employees) shall consist of all Employees of the Company and/or a Subsidiary who work at least 20 hours a week and are eighteen (18) years of age or older. Contract, temporary, part-time variable and intern staff are not eligible to participant in the plan.

        Unless and until the Plan Administrator determines otherwise, there will be two (2) six-month Offering Periods each calendar year, one commencing on the first trading day of July and ending on the last trading day of the next following December, and the other commencing on the first trading day of January and ending on the last trading day of the next following June. In order to participate in the Plan for a particular Offering Period, an Eligible Employee must complete the required enrollment forms and file such forms with the Plan Administrator or its designee no later than the due date prescribed by the Plan Administrator. The enrollment forms will include a payroll deduction authorization directing the Company to make payroll deductions from the Participant's Compensation, designated in whole percentages, at a rate of not less than one percent (1%) of such Compensation and not to exceed ten percent (10%) of such Compensation per pay period (unless and until, in each case) the Plan Administrator determines otherwise), for purposes of acquiring Common Stock under the Plan. A Participant may discontinue his or her participation in the Plan as provided in Section 7(d), or may decrease (but not increase) the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new enrollment form authorizing a change in payroll deduction rate. The Plan Administrator may, in its discretion, limit the number of deduction rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new deduction authorization form unless the Company elects to process a given change in participation more quickly. Unless the Plan Administrator provides otherwise, a Participant's deduction authorization will continue in effect from Offering Period to Offering Period, unless the Participant ceases participation in the Plan or elects a different rate by filing the appropriate form with the Plan Administrator on the due date designated by the Plan Administrator prior to the first day of the Offering Period for which the new rate is to become effective. Payroll deductions, however, will automatically cease upon termination of the Participant's right to purchase Common Stock under this Plan.

        Each Participant will receive statements, at least annually, which set forth the following:

  (a)
  the amount of the Participant's contributions to the Plan,

  (b)
  the amount of the contributions applied to the purchase of Common Stock, and

  (c)
  the purchase price per share at which Common Stock was purchased and the number of shares so purchased.

7.     TERMS AND CONDITIONS

        An Eligible Employee who participates in this Plan for a particular Offering Period will have the right to acquire Common Stock upon the terms and conditions set forth in this Plan, and must enter into an agreement (which may be the payroll deduction authorization) with the Company setting forth such terms and conditions and such other provisions, not inconsistent with the Plan, as the Plan Administrator may deem advisable.

  (a)
  PURCHASE PRICE.    Unless and until the Plan Administrator determines otherwise, the purchase price per share for an Offering Period will be eighty-eight percent (88%) of the fair market value of the Common Stock on the last day of the Offering Period. In no event shall the purchase price be less than the lesser of (i) eighty-five percent (85%) of the fair market value of the Common Stock on the date the Offering Period commences or (ii) eighty-five percent (85%) of the fair market value of the Common Stock on the last day of the Offering Period.

    The fair market value of a share of Common Stock on any relevant date shall be the closing price of the Common Stock on the New York Stock Exchange on the date in question (or if there shall be no trading on such date, then on the first previous date on which there is trading).

  (b)
  NUMBER OF SHARES.    The number of shares purchasable per Participant per Offering Period will be the number of shares obtained by dividing the amount collected from the Participant through payroll deductions during that Offering Period by the purchase price in effect for such Offering Period. Subject to Section 7(k), unless and until the Plan Administrator determines otherwise, the maximum number of shares that may be purchased by an Eligible Employee with respect to an Offering Period is 4,000 shares.

  (c)
  PAYROLL DEDUCTIONS.    The amounts collected from a Participant through payroll deductions will be credited to the Participant's individual account maintained on the Company's books, but no separate account will actually be established to hold such amounts. Interest will not be credited or paid on any amounts held for, credited or recorded, refunded or otherwise paid over to, for or on behalf of a Participant. The amounts collected from each Participant may be commingled with the general assets of the Company and may be used for any corporate purpose.

  (d)
  TERMINATION OF PURCHASE RIGHTS.    A Participant may, through notification to the Plan Administrator or its designee by the due date specified by the Plan Administrator prior to the close of the Offering Period, terminate his or her outstanding purchase right and receive a refund of the amounts deducted from his or her earnings under the terminated right. The Participant will not be eligible to rejoin the Offering Period following the termination of the purchase right and will have to re-enroll in the Plan in accordance with the requirements outlined in Section 6 should he or she wish to resume participation in a subsequent Offering Period.

  (e)
  TERMINATION OF EMPLOYMENT.    If a Participant ceases to be an Employee for any reason during an Offering Period, his or her outstanding purchase right will immediately terminate and all sums previously collected from the Participant under the terminated right will be refunded.

  (f)
  EXERCISE.    Each outstanding purchase right will be exercised automatically as of the last day of the Offering Period. The exercise of the purchase right is to be effected by applying the amount credited to each Participant's account on the last day of the Offering Period to the purchase of shares of Common Stock at the purchase price in effect for the Offering Period. No purchase rights granted under the Plan may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is believed by the Plan Administrator to be in material compliance with all applicable federal, state, foreign, and other securities and other laws applicable to the Plan. If, on the purchase date during any Offering Period hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no purchase rights granted under the Plan or any Offering Period shall be exercisable on such purchase date. If, on the purchase date under any Offering Period hereunder, the shares of Common Stock are not registered and the Plan is not in such compliance, purchase rights granted under the Plan which are not in compliance shall not be exercisable and all payroll deductions and/or other contributions accumulated during the Offering Period shall be refunded to the Participants, unless the Plan Administrator determines to extend the Offering Period. The provisions of this Section 7(f) shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

  (g)
  PRORATION OF PURCHASE RIGHT.    Should the total number of shares of Common Stock for which the outstanding purchase rights are to be exercised on any particular date exceed the number of shares then available for issuance under the Plan, the available shares will be allocated pro-rata on a uniform and non-discriminatory basis, and any amounts credited to the accounts of

    Participants will, to the extent not applied to the purchase of Common Stock, be promptly refunded.

  (h)
  RIGHTS AS STOCKHOLDER.    A Participant will have no rights as a stockholder with respect to shares subject to any purchase right held by such individual under the Plan until that right is exercised and Common Stock is credited to the Participant's account. No adjustments will be made for any dividends or distributions for which the record date is prior to such date.

  (i)
  RECEIPT OF STOCK.    As soon as practicable after the end of the Offering Period, the Participant will be entitled to receive either a stock certificate for the number of purchased shares or confirmation from a broker designated by the Company that the Participant's account at the broker has been credited with the number of purchased shares.

  (j)
  ASSIGNABILITY.    No purchase right granted to a Participant will be assignable or transferable and a purchase right will be exercisable only by the Participant.

  (k)
  LIMITATIONS.    Payroll deductions for purchase rights during a calendar year shall cease when such deductions for a Participant exceed $25,000 (or such other maximum as may be prescribed from time to time by the Code) in accordance with the provisions of Section 423(b)(8) of the Code. No Participant shall be granted a right to purchase Common Stock under this plan:

  (i)
  if such Participant, immediately after his or her election to purchase the Common Stock, would own stock possessing more than five percent of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary, computed in accordance with Section 423(b)(3) of the Code; or

  (ii)
  if under the terms of the Plan the rights of the Participant to purchase stock under this and all other qualified employee stock purchase plans of the Company would accrue at a rate which exceeds $25,000 of fair market value of the Common Stock (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time.

  (l)
  NO RIGHT TO CONTINUED EMPLOYMENT.    Nothing in this Plan or in any purchase right under the Plan shall confer on any Employee any right to continue in the employment of the Company or any of its Subsidiaries or to interfere in any way with the right of the Company or any of its Subsidiaries to terminate his or her employment at any time.

8.     ADJUSTMENT IN NUMBER OF SHARES AND IN PURCHASE PRICE

        In the event there is any change in the shares of the Company through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the Committee shall make appropriate adjustments in the number of shares available for purchase under the Plan, as well as the shares subject to purchase rights and purchase price thereof, and shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances, and its determination shall be final, binding and conclusive.

9.     AMENDMENT OF THE PLAN.

        The Committee at any time, and from time to time, may amend the Plan, provided, that no amendment will be made without shareholder approval, where such approval is required under Section 423 of the Code or other applicable laws or regulations, including the rules and regulations of any applicable securities exchange.

        The rights and obligations with respect to purchase rights at any time outstanding under the Plan may not be altered or impaired by any amendment of the Plan, except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to comply with any laws or regulations, or (iii) as necessary to ensure that the Plan and/or purchase rights granted under the Plan comply with the requirements of Section 423 of the Code.

10.   TERMINATION OR SUSPENSION OF PLAN

        The Committee may at any time suspend or terminate the Plan, but no such action may adversely affect the Participants' rights and obligations with respect to purchase rights which are at the time outstanding under the Plan, except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to comply with any laws or regulations, or (iii) as necessary to ensure that the Plan and/or purchase rights granted under the Plan comply with the requirements of Section 423 of the Code. No Offering Period may commence while the Plan is suspended or after it is terminated.

11.   GOVERNING LAW

        To the extent not preempted by federal law, the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

12.   EFFECTIVE DATE

        This Plan was adopted by the Board on December 3, 2009, subject to approval by the Company's stockholders in accordance with Section 423 of the Code.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 014Q7C 4 3 A V + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2010. 4. To approve the AECOM Technology Corporation Employee Stock Purchase Plan. For Against Abstain 3. To approve the AECOM Technology Corporation Executive Incentive Plan. Change of Address — Please print new address below. 01 - John M. Dionisio 04 - William P. Rutledge 02 - Robert J. Lowe 03 - Norman Y. Mineta 1. To elect Class II Directors: For Withhold For Withhold For Withhold 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 4 0 4 4 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Newman and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of Class C preferred stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 4, 2010, at the Annual Meeting of Stockholders to be held on March 5, 2010 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2, Item 3 and Item 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary; by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date; or by appearing at the Annual Meeting and voting in person. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Revocable Proxy — AECOM TECHNOLOGY CORPORATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 014MPE 4 3 A V + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2010. 4. To approve the AECOM Technology Corporation Employee Stock Purchase Plan. For Against Abstain 3. To approve the AECOM Technology Corporation Executive Incentive Plan. Change of Address — Please print new address below. 01 - John M. Dionisio 04 - William P. Rutledge 02 - Robert J. Lowe 03 - Norman Y. Mineta 1. To elect Class II Directors: For Withhold For Withhold For Withhold 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 4 0 4 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 5, 2010. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured Web site. Vote by telephone • Within U.S.A., U.S. territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside U.S.A., U.S. territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Newman and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 4, 2010, at the Annual Meeting of Stockholders to be held on March 5, 2010 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2, Item 3 and Item 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary; by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date; or by appearing at the Annual Meeting and voting in person. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Revocable Proxy — AECOM TECHNOLOGY CORPORATION IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 014MSE 4 3 A V + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. Change of Address — Please print new address below. 01 - John M. Dionisio 04 - William P. Rutledge 02 - Robert J. Lowe 03 - Norman Y. Mineta 1. To elect Class II Directors: For Withhold For Withhold For Withhold For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2010. 4. To approve the AECOM Technology Corporation Employee Stock Purchase Plan. For Against Abstain 3. To approve the AECOM Technology Corporation Executive Incentive Plan. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 4 0 4 4 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on March 2, 2010. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured Web site. Vote by telephone • Within U.S.A., U.S. territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside U.S.A., U.S. territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2010 THIS PROXY IS SOLICITED ON BEHALF OF SUN LIFE FINANCIAL The undersigned hereby appoints Sun Life Financial as proxy for the undersigned with full power of substitution to act and vote, as directed, all vested shares of common stock of AECOM Technology Corporation allocated to the undersigned at the close of business on January 4, 2010, at the Annual Meeting of Stockholders to be held on March 5, 2010 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, Sun Life Financial will abstain from voting on your vested shares. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 014MTF 4 3 A V + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. Change of Address — Please print new address below. 01 - John M. Dionisio 04 - William P. Rutledge 02 - Robert J. Lowe 03 - Norman Y. Mineta 1. To elect Class II Directors: For Withhold For Withhold For Withhold For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2010. 4. To approve the AECOM Technology Corporation Employee Stock Purchase Plan. For Against Abstain 3. To approve the AECOM Technology Corporation Executive Incentive Plan. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 4 0 4 4 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 24, 2010. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured Web site. Vote by telephone • Within U.S.A., U.S. territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside U.S.A., U.S. territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2010 THIS PROXY IS SOLICITED ON BEHALF OF HALIFAX EES TRUSTEES INTERNATIONAL LIMITED AS TRUSTEE OF THE GLOBAL STOCK PLANS The undersigned hereby appoints Halifax EES Trustees International Limited as proxy for the undersigned, with full power of substitution, to act and vote, as directed, all shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Global Stock Plan account at the close of business on January 4, 2010, at the Annual Meeting of Stockholders to be held on March 5, 2010 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, Halifax EES Trustees International Limited will abstain from voting on your shares. In its discretion, Halifax EES Trustees International Limited is authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 014MRE 4 3 A V + Annual Meeting Proxy / Voting Instruction Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. Change of Address — Please print new address below. 01 - John M. Dionisio 04 - William P. Rutledge 02 - Robert J. Lowe 03 - Norman Y. Mineta 1. To elect Class II Directors: For Withhold For Withhold For Withhold For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2010. 4. To approve the AECOM Technology Corporation Employee Stock Purchase Plan. For Against Abstain 3. To approve the AECOM Technology Corporation Executive Incentive Plan. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 4 0 4 4 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on March 2, 2010. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured Web site. Vote by telephone • Within U.S.A., U.S. territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside U.S.A., U.S. territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

RETIREMENT & SAVINGS PLAN Voting Instructions The undersigned, revoking previous voting instructions relating to these shares, hereby instructs Fidelity Management Trust Company (“Fidelity”) to vote all of the shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Plan account as specified on the reverse side of this voting instruction card at the Annual Meeting of Stockholders to be held on March 5, 2010 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071, and at any adjournments or postponements thereof. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT NO CHOICE IS SPECIFIED, IF YOU DO NOT RETURN THIS CARD OR IF YOU DO NOT OTHERWISE PROVIDE DIRECTIONS VIA THE TELEPHONE OR INTERNET BY MARCH 2, 2010, THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT WILL BE VOTED BY FIDELITY IN PROPORTION TO VOTES RECEIVED FROM OTHER PARTICIPANTS UNDER THE PLAN. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 014MQD 1 U PX + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 01 - John M. Dionisio 04 - William P. Rutledge 02 - Robert J. Lowe 03 - Norman Y. Mineta 1. To elect Class II Directors: For Withhold For Withhold For Withhold For Against Abstain 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2010. 4. To approve the AECOM Technology Corporation Employee Stock Purchase Plan. For Against Abstain 3. To approve the AECOM Technology Corporation Executive Incentive Plan. 0 2 4 0 4 4 2

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ANNUAL MEETING OF STOCKHOLDERS – MARCH 5, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Newman and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 4, 2010, at the Annual Meeting of Stockholders to be held on March 5, 2010 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director in Item 1 and for Item 2, Item 3 and Item 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary; by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date; or by appearing at the Annual Meeting and voting in person. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Revocable Proxy — AECOM TECHNOLOGY CORPORATION

www.envisionreports.com/ACM Step 1: Go to www.envisionreports.com/ACM to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Stockholder Meeting Notice 014MVF IMPORTANT ANNUAL STOCKHOLDERS’ MEETING INFORMATION — YOUR VOTE COUNTS! + + Important Notice Regarding the Availability of Proxy Materials for the AECOM Technology Corporation Stockholder Meeting to be Held on March 5, 2010 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 23, 2010 to facilitate timely delivery. 123456 C0123456789 12345 C 1234567890 C O Y ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: E-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials, you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. E-mail – Send e-mail to investorvote@computershare.com with “Proxy Materials AECOM Technology Corporation” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 23, 2010. Stockholder Meeting Notice AECOM Technology Corporation’s Annual Meeting of Stockholders will be held on March 5, 2010 at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071, at 9:00 A.M. (local time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all the nominees and FOR the following proposals: 1. To elect Class II Directors: 01 - John M. Dionisio 02 - Robert J. Lowe 03 - Norman Y. Mineta 04 - William P. Rutledge 2. To ratify and approve the appointment of the firm of Ernst & Young LLP as AECOM’s auditors for fiscal year 2010. 3. To approve the AECOM Technology Corporation Executive Incentive Plan. 4. To approve the AECOM Technology Corporation Employee Stock Purchase Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 014MVF

QuickLinks

INTRODUCTION
INFORMATION REGARDING VOTING AT THE 2010 ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 APPROVAL OF EXECUTIVE INCENTIVE PLAN
PROPOSAL 4 APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION ("CD&A")
REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE OF THE BOARD OF DIRECTORS
Summary Compensation Table for Fiscal Years Ended September 30, 2009, 2008 and 2007
Grants of Plan-based Awards for Fiscal Year 2009
Outstanding Equity Awards at Fiscal Year-End 2009
Options Exercises and Stock Vested for Fiscal Year 2009
Pension Benefits for Fiscal Year 2009
Nonqualified Deferred Compensation for Fiscal Year 2009
Payments and Benefits upon Termination or Change in Control
Directors Compensation for Fiscal Year 2009
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AUDIT FEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER INFORMATION
ANNEX A AECOM TECHNOLOGY CORPORATION EXECUTIVE INCENTIVE PLAN
  SECTION 1. PURPOSE
  SECTION 2. COVERED INDIVIDUALS
  SECTION 3. PLAN ADMINISTRATOR
  SECTION 4. INCENTIVE AWARDS
  SECTION 5. PAYMENT OF INCENTIVE
  SECTION 6. AMENDMENT AND TERMINATION
  SECTION 7. TAX WITHHOLDING
  SECTION 8. EFFECTIVE DATE AND STOCKHOLDER APPROVAL
  SECTION 9. NON-ASSIGNABILITY
  SECTION 10. NON-EXCLUSIVITY OF PLAN
  SECTION 11. NO RIGHT TO CONTINUED EMPLOYMENT
  SECTION 12. NO VESTED INTEREST OR RIGHT
  SECTION 13. GOVERNING LAW
ANNEX B AECOM TECHNOLOGY CORPORATION EMPLOYEE STOCK PURCHASE PLAN